[logo - American Funds®]

Prospectus Supplement
April 1, 2007

For the following funds with prospectuses dated
May 1, 2006 - March 1, 2007

AMCAP Fund,® Inc.
American Balanced Fund,® Inc.
American High-Income Municipal Bond Fund,® Inc.
American High-Income TrustSM
American Mutual Fund,®Inc.
The Bond Fund of America,SM Inc.
Capital Income Builder,® Inc.
Capital World Bond Fund,® Inc.
Capital World Growth and Income Fund,SM Inc.
The Cash Management Trust of America®
EuroPacific Growth Fund®
Fundamental Investors,SM Inc.
The Growth Fund of America,® Inc.
The Income Fund of America,® Inc.
Intermediate Bond Fund of America®
The Investment Company of America®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The New Economy Fund®
New Perspective Fund,® Inc.
New World Fund,SM Inc.
Short-Term Bond Fund of America,SM Inc.
SMALLCAP World Fund,® Inc.
The Tax-Exempt Bond Fund of America,® Inc.
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®
The Tax-Exempt Money Fund of AmericaSM
U.S. Government Securities FundSM
The U.S. Treasury Money Fund of AmericaSM
Washington Mutual Investors Fund,SM Inc.

Keep this Supplement with your Prospectus and/or Retirement Plan Prospectus.

The following changes are effective beginning April 1, 2007:

1. The second paragraph after the "Purchase minimums and maximums" table in the "Purchase and exchange of shares" section of the Prospectus is amended in its entirety to read as follows (not applicable to American Funds money market funds or tax-exempt funds):

If you have significant American Funds holdings, you may not be eligible to invest in Class B or C shares (or their corresponding 529 share classes). Specifically, you may not purchase Class B or 529-B shares if you are eligible to purchase Class A or 529-A shares at the $100,000 or higher sales charge discount rate, and you may not purchase Class C or 529-C shares if you are eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e., at net asset value). See "Sales charge reductions and waivers" below and the statement of additional information for more information regarding sales charge discounts.

2.  The paragraph immediately after the "Purchase minimums and maximums" table in the "Purchase and exchange of shares" section of the Prospectus for The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia is amended in its entirety to read as follows:

If you have significant American Funds holdings, you may not be eligible to invest in Class B or C shares. Specifically, you may not purchase Class B shares if you are eligible to purchase Class A shares at the $100,000 or higher sales charge discount rate, and you may not purchase Class C shares if you are eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e., at net asset value). See "Sales charge reductions and waivers" below and the statement of additional information for more information regarding sales charge discounts.

3. The paragraph immediately after the "Purchase minimums and maximums" table in the "Purchase and exchange of shares" section of the Prospectus for The Tax-Exempt Bond Fund of America, American High-Income Municipal Bond Fund, Limited Term Tax-Exempt Bond Fund of America and The Tax-Exempt Fund of California is amended in its entirety to read as follows:

If you have significant American Funds holdings, you may not be eligible to invest in Class B or C shares of The Tax-Exempt Bond Fund of America, American High-Income Municipal Bond Fund and The Tax-Exempt Fund of California. Specifically, you may not purchase Class B shares if you are eligible to purchase Class A shares at the $100,000 or higher sales charge discount rate, and you may not purchase Class C shares if you are eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e., at net asset value). See "Sales charge reductions and waivers" below and the statement of additional information for more information regarding sales charge discounts.

4.  The subsection entitled "Moving between share classes" in the "Purchase and exchange of shares" section of the Prospectus is amended in its entirety to read as follows:

Moving between share classes and accounts
Please see the statement of additional information for details and limitations on moving investments in certain share classes to different share classes, and on moving investments held in certain accounts to different accounts.

In addition, this amended subsection is added to (1) the "Purchase, exchange and sale of shares" section of the Retirement Plan Prospectus and (2) the "Purchase and exchange of shares" section of the Prospectus for American Funds money market funds.

5. The paragraph immediately under the heading "Reducing your Class A initial sales charge" in the "Sales charge reductions and waivers" section of the Prospectus is amended in its entirety to read as follows (not applicable to American Funds money market funds):

Consistent with the policies described in this prospectus, you and your "immediate family" (your spouse -- or equivalent if recognized under local law -- and your children under the age of 21) may combine all of your American Funds investments to reduce your Class A sales charge. However, for this purpose, investments representing direct purchases of American Funds money market funds are excluded. Following are different ways that you may qualify for a reduced Class A sales charge:

6.  The paragraph immediately under the heading "Concurrent purchases" in the "Sales charge reductions and waivers" section of the Prospectus is amended in its entirety to read as follows (not applicable to American Funds money market funds):

You may combine simultaneous purchases (including, upon your request, purchases for gifts) of any class of shares of two or more American Funds to qualify for a reduced Class A sales charge.

7.  The second paragraph after the heading "Rights of accumulation" in the "Sales charge reductions and waivers" section of the Prospectus is amended in its entirety to read as follows (not applicable to American Funds money market funds):

If you make a gift of shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds accounts.

8.  The paragraph immediately under the heading "Rights of accumulation" in the "Sales charge reductions" section of the Retirement Plan Prospectus is amended in its entirety to read as follows (not applicable to American Funds money market funds):

You may take into account your accumulated holdings in all share classes of the American Funds to determine the initial sales charge you pay on each purchase of Class A shares. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (excluding capital appreciation) less any withdrawals. Please see the statement of additional information for details. You should retain any records necessary to substantiate the historical amounts you have invested.

9.  The paragraph immediately under the heading "Statement of intention" in the "Sales charge reductions and waivers" section of the Prospectus is amended in its entirety to read as follows (not applicable to American Funds money market funds):

You may reduce your Class A sales charge by establishing a statement of intention. A statement of intention allows you to combine all purchases of all share classes of American Funds non-money market funds you intend to make over a 13-month period to determine the applicable sales charge; however, purchases made under a right of reinvestment, appreciation of your holdings, and reinvested dividends and capital gains do not count as purchases made during the statement period. The market value of your existing holdings eligible to be aggregated as of the day immediately before the start of the statement period may be credited toward satisfying the statement. A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total purchases over the statement period do not qualify you for the applicable sales charge reduction. [Prospectus for American Funds non-tax-exempt funds adds: Employer-sponsored retirement plans may be restricted from establishing statements of intention. See "Sales charges" above for more information.]

10. The paragraph immediately above the heading "Transactions by telephone, fax or the Internet" in the "How to sell shares" section of the Prospectus, as well as the paragraph immediately above the heading "Valuing shares" in the "Purchase, exchange and sale of shares" section of the Retirement Plan Prospectus, are amended in their entirety to read as follows:

If you notify American Funds Service Company, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in the same fund or other American Funds provided the reinvestment occurs within 90 days after the date of the redemption or distribution and is made into the same account from which you redeemed the shares or received the distribution. If the account has been closed, reinvestment can be made without a sales charge if the new receiving account has the same registration as the closed account. [Prospectus includes the following: Proceeds from a Class B share redemption made during the contingent deferred sales charge period will be reinvested in Class A shares. Proceeds from any other type of redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption or distribution was made. Any contingent deferred sales charge on Class A or C shares will be credited to your account.] [Retirement Plan Prospectus includes the following: Proceeds will be reinvested in the same share class from which the original redemption or distribution was made.] Redemption proceeds of Class A shares representing direct purchases in American Funds money market funds that are reinvested in non-money market American Funds will be subject to a sales charge. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by American Funds Service Company. Redemption proceeds from a systematic withdrawal plan are not eligible for reinvestment without a sales charge. You may not reinvest proceeds in the American Funds as described in this paragraph if such proceeds are subject to a purchase block as described under "Frequent trading of fund shares. " This paragraph does not apply to rollover investments as described under "Rollovers from retirement plans to IRAs. "

MFGEBS-007-0307 Litho in USA CGD/MW/9767-S9100

THE FUND PROVIDES SPANISH TRANSLATION IN CONNECTION WITH THE
PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR
AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS
FOR THE FUND.

/s/ KIMBERLY S. VERDICK
    KIMBERLY S. VERDICK
    SECRETARY

[logo - American Funds®]

Prospectus Supplement
April 1, 2007

For the following funds with prospectuses dated
May 1, 2006 - March 1, 2007

AMCAP Fund,® Inc.
American Balanced Fund,® Inc.
American High-Income Municipal Bond Fund,® Inc.
American High-Income TrustSM
American Mutual Fund,®Inc.
The Bond Fund of America,SM Inc.
Capital Income Builder,® Inc.
Capital World Bond Fund,® Inc.
Capital World Growth and Income Fund,SM Inc.
The Cash Management Trust of America®
EuroPacific Growth Fund®
Fundamental Investors,SM Inc.
The Growth Fund of America,® Inc.
The Income Fund of America,® Inc.
Intermediate Bond Fund of America®
The Investment Company of America®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The New Economy Fund®
New Perspective Fund,® Inc.
New World Fund,SM Inc.
Short-Term Bond Fund of America,SM Inc.
SMALLCAP World Fund,® Inc.
The Tax-Exempt Bond Fund of America,® Inc.
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®
The Tax-Exempt Money Fund of AmericaSM
U.S. Government Securities FundSM
The U.S. Treasury Money Fund of AmericaSM
Washington Mutual Investors Fund,SM Inc.

Keep this Supplement with your Prospectus and/or Retirement Plan Prospectus.

The following changes are effective beginning April 1, 2007:

1. The second paragraph after the "Purchase minimums and maximums" table in the "Purchase and exchange of shares" section of the Prospectus is amended in its entirety to read as follows (not applicable to American Funds money market funds or tax-exempt funds):

If you have significant American Funds holdings, you may not be eligible to invest in Class B or C shares (or their corresponding 529 share classes). Specifically, you may not purchase Class B or 529-B shares if you are eligible to purchase Class A or 529-A shares at the $100,000 or higher sales charge discount rate, and you may not purchase Class C or 529-C shares if you are eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e., at net asset value). See "Sales charge reductions and waivers" below and the statement of additional information for more information regarding sales charge discounts.

2.  The paragraph immediately after the "Purchase minimums and maximums" table in the "Purchase and exchange of shares" section of the Prospectus for The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia is amended in its entirety to read as follows:

If you have significant American Funds holdings, you may not be eligible to invest in Class B or C shares. Specifically, you may not purchase Class B shares if you are eligible to purchase Class A shares at the $100,000 or higher sales charge discount rate, and you may not purchase Class C shares if you are eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e., at net asset value). See "Sales charge reductions and waivers" below and the statement of additional information for more information regarding sales charge discounts.

3. The paragraph immediately after the "Purchase minimums and maximums" table in the "Purchase and exchange of shares" section of the Prospectus for The Tax-Exempt Bond Fund of America, American High-Income Municipal Bond Fund, Limited Term Tax-Exempt Bond Fund of America and The Tax-Exempt Fund of California is amended in its entirety to read as follows:

If you have significant American Funds holdings, you may not be eligible to invest in Class B or C shares of The Tax-Exempt Bond Fund of America, American High-Income Municipal Bond Fund and The Tax-Exempt Fund of California. Specifically, you may not purchase Class B shares if you are eligible to purchase Class A shares at the $100,000 or higher sales charge discount rate, and you may not purchase Class C shares if you are eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e., at net asset value). See "Sales charge reductions and waivers" below and the statement of additional information for more information regarding sales charge discounts.

4.  The subsection entitled "Moving between share classes" in the "Purchase and exchange of shares" section of the Prospectus is amended in its entirety to read as follows:

Moving between share classes and accounts
Please see the statement of additional information for details and limitations on moving investments in certain share classes to different share classes, and on moving investments held in certain accounts to different accounts.

In addition, this amended subsection is added to (1) the "Purchase, exchange and sale of shares" section of the Retirement Plan Prospectus and (2) the "Purchase and exchange of shares" section of the Prospectus for American Funds money market funds.

5. The paragraph immediately under the heading "Reducing your Class A initial sales charge" in the "Sales charge reductions and waivers" section of the Prospectus is amended in its entirety to read as follows (not applicable to American Funds money market funds):

Consistent with the policies described in this prospectus, you and your "immediate family" (your spouse -- or equivalent if recognized under local law -- and your children under the age of 21) may combine all of your American Funds investments to reduce your Class A sales charge. However, for this purpose, investments representing direct purchases of American Funds money market funds are excluded. Following are different ways that you may qualify for a reduced Class A sales charge:

6.  The paragraph immediately under the heading "Concurrent purchases" in the "Sales charge reductions and waivers" section of the Prospectus is amended in its entirety to read as follows (not applicable to American Funds money market funds):

You may combine simultaneous purchases (including, upon your request, purchases for gifts) of any class of shares of two or more American Funds to qualify for a reduced Class A sales charge.

7.  The second paragraph after the heading "Rights of accumulation" in the "Sales charge reductions and waivers" section of the Prospectus is amended in its entirety to read as follows (not applicable to American Funds money market funds):

If you make a gift of shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds accounts.

8.  The paragraph immediately under the heading "Rights of accumulation" in the "Sales charge reductions" section of the Retirement Plan Prospectus is amended in its entirety to read as follows (not applicable to American Funds money market funds):

You may take into account your accumulated holdings in all share classes of the American Funds to determine the initial sales charge you pay on each purchase of Class A shares. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (excluding capital appreciation) less any withdrawals. Please see the statement of additional information for details. You should retain any records necessary to substantiate the historical amounts you have invested.

9.  The paragraph immediately under the heading "Statement of intention" in the "Sales charge reductions and waivers" section of the Prospectus is amended in its entirety to read as follows (not applicable to American Funds money market funds):

You may reduce your Class A sales charge by establishing a statement of intention. A statement of intention allows you to combine all purchases of all share classes of American Funds non-money market funds you intend to make over a 13-month period to determine the applicable sales charge; however, purchases made under a right of reinvestment, appreciation of your holdings, and reinvested dividends and capital gains do not count as purchases made during the statement period. The market value of your existing holdings eligible to be aggregated as of the day immediately before the start of the statement period may be credited toward satisfying the statement. A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total purchases over the statement period do not qualify you for the applicable sales charge reduction. [Prospectus for American Funds non-tax-exempt funds adds: Employer-sponsored retirement plans may be restricted from establishing statements of intention. See "Sales charges" above for more information.]

10. The paragraph immediately above the heading "Transactions by telephone, fax or the Internet" in the "How to sell shares" section of the Prospectus, as well as the paragraph immediately above the heading "Valuing shares" in the "Purchase, exchange and sale of shares" section of the Retirement Plan Prospectus, are amended in their entirety to read as follows:

If you notify American Funds Service Company, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in the same fund or other American Funds provided the reinvestment occurs within 90 days after the date of the redemption or distribution and is made into the same account from which you redeemed the shares or received the distribution. If the account has been closed, reinvestment can be made without a sales charge if the new receiving account has the same registration as the closed account. [Prospectus includes the following: Proceeds from a Class B share redemption made during the contingent deferred sales charge period will be reinvested in Class A shares. Proceeds from any other type of redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption or distribution was made. Any contingent deferred sales charge on Class A or C shares will be credited to your account.] [Retirement Plan Prospectus includes the following: Proceeds will be reinvested in the same share class from which the original redemption or distribution was made.] Redemption proceeds of Class A shares representing direct purchases in American Funds money market funds that are reinvested in non-money market American Funds will be subject to a sales charge. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by American Funds Service Company. Redemption proceeds from a systematic withdrawal plan are not eligible for reinvestment without a sales charge. You may not reinvest proceeds in the American Funds as described in this paragraph if such proceeds are subject to a purchase block as described under "Frequent trading of fund shares. " This paragraph does not apply to rollover investments as described under "Rollovers from retirement plans to IRAs. "

MFGEBS-007-0307 Litho in USA CGD/MW/9767-S9100


                        THE AMERICAN FUNDS INCOME SERIES
                       (U.S. GOVERNMENT SECURITIES FUND)

                                     Part B
                      Statement of Additional Information

                                November 1, 2006
                         (as supplemented April 1, 2007)

This document is not a prospectus but should be read in conjunction with the current prospectus or retirement plan prospectus of U.S. Government Securities
Fund (the "fund" or "GVT") dated November 1, 2006. You may obtain a prospectus from your financial adviser or by writing to the fund at the following address:

                        The American Funds Income Series
                       (U.S. Government Securities Fund)
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                  213/486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them. They should contact their employers for details.

                               TABLE OF CONTENTS

Item                                                                  Page no.
----                                                                  --------

Financial statements

                   U.S. Government Securities Fund -- Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

..    The fund will invest at least 80% of its assets in securities guaranteed or sponsored by the U.S. government.

..    The fund may invest up to 20% of its assets in non-government securities rated AAA or Aaa by a nationally recognized statistical ratings organization or unrated securities determined to be of equivalent quality by the fund's investment adviser.

                        *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objective, strategies and risks."

U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations are securities backed by the full faith and credit of the U.S. government. U.S. government obligations include the following types of securities:

     U.S. TREASURY SECURITIES -- U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds.
     For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

     FEDERAL AGENCY SECURITIES BACKED BY "FULL FAITH AND CREDIT" -- The
     securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include the Government National Mortgage Association (Ginnie Mae),
     the Veterans Administration (VA), the Federal Housing Administration (FHA),
     the Export-Import Bank (Exim Bank), the Overseas Private Investment
     Corporation (OPIC), the Commodity Credit Corporation (CCC) and the Small
     Business Administration (SBA).

OTHER FEDERAL AGENCY OBLIGATIONS -- Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan

                   U.S. Government Securities Fund -- Page 2

Bank, Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National
Mortgage Association (Fannie Mae), Tennessee Valley Authority and Federal Farm
Credit Bank System.

These securities will be rated AAA by Standard & Poor's Corporation or Aaa by
Moody's Investors Service or unrated but determined to be of equivalent quality.

PASS-THROUGH SECURITIES -- The fund may invest in various debt obligations backed by pools of mortgages. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors, net of any fees paid to any guarantor of the securities. Pass-through securities may have either fixed or adjustable coupons. These securities include:

     "MORTGAGE-BACKED SECURITIES" -- These securities may be issued by U.S.
     government agencies and government-sponsored entities, such as Ginnie Mae,
     Fannie Mae and Freddie Mac. The payment of interest and principal on mortgage-backed obligations issued by U.S. government agencies may be guaranteed by the full faith and credit of the U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie
     Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

     COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) -- CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some
     CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities.

INFLATION-INDEXED BONDS -- The fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities and corporations. The principal value of this type of bond is adjusted in response to changes in the level of the consumer price index. The interest rate is fixed at issuance as a percentage of this adjustable principal. The actual interest income may therefore both rise and fall as the level of the consumer price index rises and falls. In particular, in a period of deflation the interest income would fall.
While the interest income may adjust upward or downward without limit in response to changes in the consumer price index, the principal has a floor at par, meaning that the investor receives at least the par value at redemption.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. The fund will only enter into

                   U.S. Government Securities Fund -- Page 3

repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.

FORWARD COMMITMENT, WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position
(because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations. After a transaction is entered into, the fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the fund may sell such securities.

The fund may also enter into reverse repurchase agreements and "roll"
transactions. A reverse repurchase agreement involves the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A "roll" transaction involves the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The fund assumes the risk of price and yield fluctuations during the time of the commitment. The fund will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations under "roll" transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).

RESTRICTED OR ILLIQUID SECURITIES -- The fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933 (the "1933 Act"), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the fund or cause it to incur additional administrative costs.

Securities (including restricted securities) not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can

                   U.S. Government Securities Fund -- Page 4

change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

CASH AND CASH EQUIVALENTS -- These include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits
(asset-backed commercial paper)) (b) short-term bank obligations (for example, certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e)
corporate bonds and notes that mature, or that may be redeemed, in one year or less. Investments in these securities are subject to the fund's ratings guidelines.

VARIABLE AND FLOATING RATE OBLIGATIONS -- The interest rates payable on certain securities in which the fund may invest may not be fixed but may fluctuate based upon changes in market rates or credit ratings. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest or credit ratings. The rate adjustment features tend to limit the extent to which the market value of the obligations will fluctuate.

LOANS OF PORTFOLIO SECURITIES -- The fund is authorized to lend portfolio securities to selected securities dealers or other institutional investors whose financial condition is monitored by the investment adviser. The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The investment adviser will monitor the adequacy of the collateral on a daily basis. The fund may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. The fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The fund will limit its loans of portfolio securities to an aggregate of 33-1/3% of the value of its total assets, measured at the time any such loan is made.

The fund does not currently intend to engage in this investment practice over the next 12 months.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.

Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.

                   U.S. Government Securities Fund -- Page 5

A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. The fund's portfolio turnover rates for the fiscal years ended August 31, 2006 and 2005 were 146% and 104%, respectively. Portfolio turnover increased in 2006 as the fund sought to protect shareholder principal and seek attractive investment opportunities during a period of rising interest rates. See "Financial highlights" in the prospectus for the fund's annual portfolio turnover rate for each of the last five fiscal years.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES -- The fund has adopted the following fundamental policies and investment restrictions, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the
Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the outstanding voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.

These restrictions provided that the fund may not:

1.   Purchase any security (other than securities issued or guaranteed by the
U.S. government or its agencies or instrumentalities ("U.S. government securities") if, immediately after and as a result of such investment, more than
5% of the value of the fund's total assets would be invested in securities of the issuer;

2.   Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to U.S. government securities;

3.   Invest in companies for the purpose of exercising control or management;

4.   Knowingly purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

5.   Buy or sell real estate or commodities or commodity contracts in the ordinary course of its business; however, the fund may purchase or sell readily marketable debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts;

6.   Acquire securities subject to restrictions on disposition imposed by the
Securities Act of 1933, if, immediately after and as a result of such acquisition, the value of such restricted securities and all other illiquid securities held by the fund would exceed 10% of the value of the fund's total assets;

7.   Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities
Act of 1933;

                   U.S. Government Securities Fund -- Page 6

8.   Make loans, except that the fund may purchase readily marketable debt securities and invest in repurchase agreements and make loans of portfolio securities. The fund will not invest in repurchase agreements maturing in more than seven days (unless subject to a demand feature) if any such investment, together with any illiquid securities (including securities which are subject to legal or contractual restrictions on resale) held by the fund, exceeds 10% of the value of its total assets;

9.   Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

10.  Purchase securities on margin, except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

11.  Borrow money, except from banks for temporary or emergency purposes not in excess of 5% of the value of the fund's total assets, except that the fund may enter into reverse repurchase agreements, provided that the fund will limit its aggregate borrowings to no more than one-third of its total assets;

12.  Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the sale of securities pursuant to a reverse repurchase agreement;

13.  Purchase or retain the securities of any issuer, if those individual officers and Trustees of the Trust, its investment adviser, or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

14.  Invest in interests in oil, gas, or other mineral exploration or development programs;

15.  Invest more than 5% of its total assets in warrants which are unattached to securities;

16.  Write, purchase or sell puts, calls or combinations thereof.

Notwithstanding Investment Restriction #4, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by the Trustees pursuant to an exemptive order granted by the Securities and Exchange
Commission. For purposes of Investment Restriction #6, the fund will not invest more than 15% of its net assets in illiquid securities.

NONFUNDAMENTAL POLICY -- The following policy may be changed without shareholder approval.

The fund may not issue senior securities, except as permitted by the 1940 Act.

                   U.S. Government Securities Fund -- Page 7

                             MANAGEMENT OF THE FUND

"INDEPENDENT" TRUSTEES/1/

                                                              NUMBER OF
 NAME, AGE AND                                              PORTFOLIOS/3/
 POSITION WITH FUND             PRINCIPAL OCCUPATION(S)       OVERSEEN      OTHER DIRECTORSHIPS/4/ HELD
 (YEAR FIRST ELECTED/2/)        DURING PAST FIVE YEARS       BY TRUSTEE             BY TRUSTEE
--------------------------------------------------------------------------------------------------------

 Richard G. Capen, Jr., 72    Corporate director and             15         Carnival Corporation
 Trustee (1999)               author; former U.S.
                              Ambassador to Spain; former
                              Vice Chairman,
                              Knight-Ridder, Inc.
                              (communications company);
                              former Chairman and
                              Publisher, The Miami Herald
                                         ----------------
--------------------------------------------------------------------------------------------------------
 H. Frederick Christie, 73    Private investor; former           21         Ducommun Incorporated;
 Trustee (1985)               President and CEO, The                        IHOP Corporation;
                              Mission Group (non-utility                    Southwest Water Company
                              holding company, subsidiary
                              of Southern California
                              Edison Company)
--------------------------------------------------------------------------------------------------------
 Diane C. Creel, 57           Chairman of the Board,             13         Allegheny Technologies;
 Trustee (1994)               President and CEO,                            BF Goodrich;
                              Ecovation, Inc. (organic                      Foster Wheeler Ltd.
                              waste management); former
                              President and CEO, The
                              Earth Technology
                              Corporation (international
                              consulting engineering)
--------------------------------------------------------------------------------------------------------
 James G. Ellis, 60           Vice Provost, Globalization,       12         Genius Products;
 Trustee (2006)               University of Southern                        Professional Business Bank
                              California; Vice Dean, Marshall
                              School of Business, University
                              of Southern California;
                              Professor, Marshall School of
                              Business, University of
                              Southern California
--------------------------------------------------------------------------------------------------------------
 Martin Fenton, 71            Chairman of the Board,             18         None
 Chairman of the Board        Senior Resource Group LLC
 (Independent and Non-        (development and management
 Executive) (1989)            of senior living
                              communities)
--------------------------------------------------------------------------------------------------------
 Leonard R. Fuller, 60        President and CEO, Fuller          16         None
 Trustee (1994)               Consulting (financial
                              management consulting firm)
--------------------------------------------------------------------------------------------------------
 R. Clark Hooper, 60          Private investor; former           18         JPMorgan Value Opportunities
 Director (2005)              President, Dumbarton Group LLC                Fund
                              (consulting); former Executive
                              Vice President - Policy and
                              Oversight, NASD
--------------------------------------------------------------------------------------------------------
 Richard G. Newman,/5/ 71     Chairman of the Board,             14         Sempra Energy;
 Trustee (1991)               AECOM Technology                              Southwest Water Company
                              Corporation (engineering,
                              consulting and professional
                              technical services)
--------------------------------------------------------------------------------------------------------
 Frank M. Sanchez, 63         Principal, The Sanchez             13         None
 Trustee (1999)               Family Corporation dba
                              McDonald's Restaurants
                              (McDonald's licensee)
--------------------------------------------------------------------------------------------------------

                   U.S. Government Securities Fund -- Page 8

"INTERESTED" TRUSTEES/6,7/

                            PRINCIPAL OCCUPATION(S)
                             DURING PAST FIVE YEARS
                            AND POSITIONS HELD WITH       NUMBER OF
 NAME, AGE AND             AFFILIATED ENTITIES OR THE   PORTFOLIOS/3/
 POSITION WITH FUND          PRINCIPAL UNDERWRITER        OVERSEEN      OTHER DIRECTORSHIPS/4/ HELD
 (YEAR FIRST ELECTED/2/)          OF THE FUND            BY TRUSTEE             BY TRUSTEE
----------------------------------------------------------------------------------------------------

 Abner D. Goldstine, 76    Senior Vice President and         13         None
 Vice Chairman of the      Director, Capital Research
 Board (1985)              and Management Company
----------------------------------------------------------------------------------------------------
 Paul G. Haaga, Jr., 57    Vice Chairman of the              16         None
 Vice Chairman of the      Board, Capital Research
 Board (1985)              and Management Company;
                           Director, The Capital
                           Group Companies, Inc.*
----------------------------------------------------------------------------------------------------
 John H. Smet, 50          Senior Vice President,             2         None
 President (1993)          Capital Research and
                           Management Company;
                           Director, American Funds
                           Distributors, Inc.*
----------------------------------------------------------------------------------------------------

OTHER OFFICERS/7/

 NAME, AGE AND              PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
 POSITION WITH FUND           AND POSITIONS HELD WITH AFFILIATED ENTITIES
 (YEAR FIRST                   OR THE PRINCIPAL UNDERWRITER OF THE FUND
 ELECTED/2/)

OTHER OFFICERS/6/
-------------------------------------------------------------------------------

 Thomas H. Hogh, 43     Vice President, Capital International Research, Inc./*/
 Vice President
 (2004)
-------------------------------------------------------------------------------
 Kristine M.            Vice President and Counsel - Fund Business Management
 Nishiyama, 36          Group, Capital Research and Management Company; Vice
 Vice President         President and Counsel, Capital Bank and Trust Company/*/
 (2003)
-------------------------------------------------------------------------------
 Kimberly S. Verdick,   Vice President - Fund Business Management Group,
 42                     Capital Research and Management Company
 Secretary (1994)
-------------------------------------------------------------------------------
 Ari M. Vinocor,        Vice President - Fund Business Management Group,
 32                     Capital Research and Management Company
 Treasurer (2007)
-------------------------------------------------------------------------------
 Courtney R. Taylor,    Senior Compliance Specialist - Fund Business
 32                     Management Group, Capital Research and Management
 Assistant Secretary    Company
 (2006)
-------------------------------------------------------------------------------
 Sharon G. Moseley,     Vice President - Fund Business Management Group,
 39                     Capital Research and Management Company
 Assistant Treasurer
 (2002)
-------------------------------------------------------------------------------

                   U.S. Government Securities Fund -- Page 9

/*/ Company affiliated with Capital Research and Management Company.

/1/ Trustees and officers of the fund serve until their resignation, removal or retirement.
/2/ Funds managed by Capital Research and Management Company, including the
    American Funds, American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and
    Endowments, whose shareholders are limited to certain nonprofit organizations.
/3/ This includes all directorships (other than those in the American Funds) that are held by each trustee as a director of a public company or a registered investment company.
/4/ An "independent" trustee refers to a trustee who is not an "interested person"
    within the meaning of the 1940 Act.
/5/ The investment adviser and its affiliates use a subsidiary of AECOM, Inc. to perform architectural and space management services. The investment adviser's business relationship with the subsidiary preceded its acquisition by AECOM in 1994. The total fees relating to this engagement for the last two years represent less than 0.1% of AECOM, Inc.'s 2005 gross revenues.
/6/ "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and
    Management Company, or affiliated entities (including the fund's principal underwriter).
/7/ All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET,
55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.

                   U.S. Government Securities Fund -- Page 10

FUND SHARES OWNED BY TRUSTEES AS OF DECEMBER 31, 2005

                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY TRUSTEE
-------------------------------------------------------------------------------

 "INDEPENDENT" TRUSTEES
-------------------------------------------------------------------------------
 Richard G. Capen, Jr.              None                   Over $100,000
-------------------------------------------------------------------------------
 H. Frederick Christie              None                   Over $100,000
-------------------------------------------------------------------------------
 Diane C. Creel                 $1 - $10,000             $10,001 - $50,000
-------------------------------------------------------------------------------
 Martin Fenton               $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 Leonard R. Fuller                  None                $50,001 - $100,000
-------------------------------------------------------------------------------
 R. Clark Hooper                    None                $50,001 - $100,000
-------------------------------------------------------------------------------
 Richard G. Newman              $1 - $10,000               Over $100,000
-------------------------------------------------------------------------------
 Frank M. Sanchez               $1 - $10,000             $10,001 - $50,000
-------------------------------------------------------------------------------
 "INTERESTED" TRUSTEES
-------------------------------------------------------------------------------
 Abner D. Goldstine            Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Paul G. Haaga, Jr.          $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 John H. Smet                  Over $100,000               Over $100,000
-------------------------------------------------------------------------------

/1/ Ownership disclosure is made using the following ranges: None; $1 - $10,000;
    $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. The amounts listed for "interested" trustees include shares owned through The Capital Group
    Companies, Inc. retirement plan and 401(k) plan.

TRUSTEE COMPENSATION -- No compensation is paid by the fund to any officer or trustee who is a director, officer or employee of the investment adviser or its affiliates. The boards of funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a
"board cluster"). The fund typically pays each independent trustee an annual fee, which ranges from $3,000 to $5,240, based primarily on the total number of board clusters on which that independent trustee serves.

In addition, the fund generally pays independent trustees attendance and other fees for meetings of the board and its committees. Board and committee chairs receive additional fees for their services.

Independent trustees also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The fund and the other funds served by each independent trustee each pay an equal portion of these attendance fees.

                   U.S. Government Securities Fund -- Page 11

No pension or retirement benefits are accrued as part of fund expenses.
Independent trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent trustees.

TRUSTEE COMPENSATION PAID DURING THE FISCAL YEAR ENDED AUGUST 31, 2006

                                                                                                      TOTAL COMPENSATION (INCLUDING
                                                                           AGGREGATE COMPENSATION         VOLUNTARILY DEFERRED
                                                                           (INCLUDING VOLUNTARILY           COMPENSATION/1/)
                                                                          DEFERRED COMPENSATION/1/)     FROM ALL FUNDS MANAGED BY
                                  NAME                                          FROM THE FUND        CAPITAL RESEARCH AND MANAGEMENT
                                                                                                       COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------------------------------------------------

 Richard G. Capen, Jr./3/                                                          $5,228                       $141,420
------------------------------------------------------------------------------------------------------------------------------------
 H. Frederick Christie/3/                                                           5,174                        368,920
------------------------------------------------------------------------------------------------------------------------------------
 Diane C. Creel/3/                                                                  7,201                         84,340
------------------------------------------------------------------------------------------------------------------------------------
 Martin Fenton/3/                                                                   8,358                        326,280
------------------------------------------------------------------------------------------------------------------------------------
 Leonard R. Fuller/3/                                                               5,226                        215,420
------------------------------------------------------------------------------------------------------------------------------------
 R. Clark Hooper                                                                    5,242                        171,420
------------------------------------------------------------------------------------------------------------------------------------
 Richard G. Newman                                                                  6,456                        157,340
------------------------------------------------------------------------------------------------------------------------------------
 Frank M. Sanchez                                                                   7,409                         86,840
------------------------------------------------------------------------------------------------------------------------------------

/1/ Amounts may be deferred by eligible trustees under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees. Compensation shown in this table for the fiscal year ended August 31, 2006 does not include earnings on amounts deferred in previous fiscal years. See footnote 3 to this table for more information.
/2/ Funds managed by Capital Research and Management Company, including the
    American Funds, American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and
    Endowments, whose shareholders are limited to certain nonprofit organizations.
/3/ Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2006 fiscal year for participating trustees is as follows: Richard G. Capen, Jr.
    ($33,894), H. Frederick Christie ($18,241), Diane C. Creel ($33,086), Martin
    Fenton, ($37,489) and Leonard R. Fuller ($37,230). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the trustees.

As of October 1, 2006, the officers and trustees of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

FUND ORGANIZATION AND THE BOARD OF TRUSTEES -- The fund, an open-end, diversified management investment company, was organized as a Massachusetts business trust on May 8,

                   U.S. Government Securities Fund -- Page 12

1985. Although the board of trustees has delegated day-to-day oversight to the investment adviser, all fund operations are supervised by the fund's board, which meets periodically and performs duties required by applicable state and federal laws.

Massachusetts common law provides that a trustee of a Massachusetts business trust owes a fiduciary duty to the trust and must carry out his or her responsibilities as a trustee in accordance with that fiduciary duty. Generally, a trustee will satisfy his or her duties if he or she acts in good faith and uses ordinary prudence.

Members of the board who are not employed by the investment adviser or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund has several different classes of shares, consisting of Class A, B, C,
F, 529-A, 529-B, 529-C, 529-E, 529-F, R-1, R-2, R-3, R-4 and R-5 shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of trustees and set forth in the fund's rule
18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.
Note that CollegeAmerica/(R)/ account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund's Class 529 shares, the Virginia College Savings
Plan/SM/ will vote any proxies relating to such fund shares.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

REMOVAL OF TRUSTEES BY SHAREHOLDERS -- At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast, remove any trustee from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed trustees. The fund has agreed, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of trustees, as though the fund were a common-law trust. Accordingly, the trustees of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares.

COMMITTEES OF THE BOARD OF TRUSTEES -- The fund has an audit committee comprised of Diane C. Creel, Martin Fenton, Richard G. Newman and Frank M. Sanchez, none of whom is an "interested person" of the fund within the meaning of the 1940
Act. The committee provides oversight regarding the fund's accounting and financial reporting policies and practices, its

                   U.S. Government Securities Fund -- Page 13

internal controls and the internal controls of the fund's principal service providers. The committee acts as a liaison between the fund's independent registered public accounting firm and the full board of trustees. Four audit committee meetings were held during the 2006 fiscal year.

The fund has a contracts committee comprised of Richard G. Capen, Jr.; H.
Frederick Christie; Diane C. Creel; Martin Fenton; Leonard R. Fuller; R. Clark
Hooper; Richard G. Newman; and Frank M. Sanchez, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee's principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser's affiliates, such as the
Investment Advisory and Service Agreement, Principal Underwriting Agreement,
Administrative Services Agreement and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full board of trustees on these matters.
One contracts committee meeting was held during the 2006 fiscal year.

The fund has a nominating and governance committee comprised of Richard G.
Capen, Jr., H. Frederick Christie, Diane C. Creel, Martin Fenton, Leonard R.
Fuller, R. Clark Hooper, Richard G. Newman and Frank M. Sanchez, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee periodically reviews such issues as the board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. The committee also evaluates, selects and nominates independent trustee candidates to the full board of trustees. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the fund, addressed to the fund's secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. Three nominating and governance committee meetings were held during the 2006 fiscal year.

PROXY VOTING PROCEDURES AND GUIDELINES -- The fund and its investment adviser have adopted Proxy Voting Guidelines (the "Guidelines") with respect to voting proxies of securities held by the fund, other American Funds, Endowments and
American Funds Insurance Series. Certain American Funds have established separate proxy committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds are voted by a committee of the investment adviser under authority delegated by those funds' boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.

All U.S. proxies are voted. Non-U.S. proxies also are voted, provided there is sufficient time and information available. After a proxy is received, the investment adviser prepares a summary of the proposals in the proxy. A discussion of any potential conflicts of interest is also included in the summary. After reviewing the summary, one or more research analysts familiar with the company and industry make a voting recommendation on the proxy proposals. A second recommendation is made by a proxy coordinator (a senior investment professional) based on the individual's knowledge of the Guidelines and familiarity with proxy-related issues. The proxy summary and voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision.

                   U.S. Government Securities Fund -- Page 14

The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy committee members are alerted to the potential conflict. The proxy committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.

The Guidelines, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Guidelines provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at 800/421-0180, (b) on the American
Funds website at americanfunds.com and (c) on the SEC's website at sec.gov.

The following summary sets forth the general positions of the American Funds,
Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Guidelines is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or visiting the American Funds website.

     DIRECTOR MATTERS -- The election of a company's slate of nominees for director is generally supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions may also be supported. Typically, proposals to declassify the board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders.

     SHAREHOLDER RIGHTS -- Proposals to repeal an existing poison pill, to provide for confidential voting and to provide for cumulative voting are usually supported. Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting are not typically supported.

     COMPENSATION AND BENEFIT PLANS -- Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

     ROUTINE MATTERS -- The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items are generally voted in favor of management's recommendations unless circumstances indicate otherwise.

                   U.S. Government Securities Fund -- Page 15

PRINCIPAL FUND SHAREHOLDERS -- The following table identifies those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on October 1, 2006. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------

 Edward D. Jones & Co.                               Class A         6.19%
 201 Progress Parkway
 Maryland Heights, MO 63043-3009
----------------------------------------------------------------------------
 MLPF&S                                              Class C         8.53
 4800 Deer Lake Drive, E., Floor 2
 Jacksonville, FL 32246-6484
----------------------------------------------------------------------------
 VCSP/CollegeAmerica                                 Class 529-F     6.02
 2084 Hornes Lake Road
 Williamsburg, VA 23185-7687
----------------------------------------------------------------------------
 VCSP/CollegeAmerica                                 Class 529-F     5.48
 2488 Charros Road
 Sandy, UT 84092-4816
----------------------------------------------------------------------------
 Steven Johnson                                      Class R-1       5.93
 99 Wall Street, 15th Floor
 New York, NY 10005-4301
----------------------------------------------------------------------------
 CB&T Trustee                                        Class R-3      33.39
 8515 E. Orchard Road, #2T2
 Greenwood Village, CO 80111-5002
----------------------------------------------------------------------------
 CB&T Trustee                                        Class R-4      13.95
 8515 E. Orchard Road, #2T2
 Greenwood Village, CO 80111-5002
----------------------------------------------------------------------------
 CB&T Trustee                                        Class R-4      11.30
 8515 E. Orchard Road, #2T2
 Greenwood Village, CO 80111-5002
----------------------------------------------------------------------------
 CGTC                                                Class R-5      27.65
 400 S. Hope Street, Floor 22
 Los Angeles, CA 90071-2801
----------------------------------------------------------------------------
 Wells Fargo Bank, NA                                Class R-5       8.71
 P.O. Box 1533
 Minneapolis, MN 55480-1533
----------------------------------------------------------------------------
 The Northern Trust                                  Class R-5       5.91
 P.O. Box 92994
 Chicago, IL 60675-2994
----------------------------------------------------------------------------
 Dyatech                                             Class R-5       5.27
 P.O. Box 2428
 Ridgeland, MS 39158-2428
----------------------------------------------------------------------------
 Trustlynx & Co.                                     Class R-5       5.27
 P.O. Box 173736
 Denver, CO 80217-3736
----------------------------------------------------------------------------

                   U.S. Government Securities Fund -- Page 16

INVESTMENT ADVISER -- Capital Research and Management Company, the fund's investment adviser, founded in 1931, maintains research facilities in the United
States and abroad (Los Angeles, San Francisco, New York, Washington, DC, London,
Geneva, Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333
South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard,
Brea, CA 92821. It is a wholly owned subsidiary of The Capital Group Companies,
Inc., a holding company for several investment management subsidiaries. The investment adviser manages equity assets for the American Funds through two divisions. These divisions generally function separately from each other with respect to investment research activities and they make investment decisions for the funds on a separate basis.

POTENTIAL CONFLICTS OF INTEREST -- The investment adviser has adopted policies and procedures that address conflicts of interest that may arise between a portfolio counselor's management of the fund and his or her management of other funds and accounts. Potential areas of conflict could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, personal investing activities, portfolio counselor compensation and voting relating to portfolio securities. The investment adviser has adopted policies and procedures that it believes are reasonably designed to address these conflicts. However, there is no guarantee that such policies and procedures will be effective or that the investment adviser will anticipate all potential conflicts of interest.

COMPENSATION OF INVESTMENT PROFESSIONALS -- As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing fund assets. In addition, Capital Research and Management Company's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage. Portfolio counselors and investment analysts may also make investment decisions for other mutual funds advised by
Capital Research and Management Company.

Portfolio counselors and investment analysts are paid competitive salaries by
Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns to relevant benchmarks over both the most recent year and a four-year rolling average, with the greater weight placed on the four-year rolling average. For portfolio counselors, benchmarks may include measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company also separately compensates analysts for the quality of their research efforts. The benchmarks against which U.S. Government Securities
Fund portfolio counselors are measured include: Citigroup Treasury/ Government
Sponsored/Mortgage Index.

PORTFOLIO COUNSELOR FUND HOLDINGS AND OTHER MANAGED ACCOUNTS -- As described below, portfolio counselors may personally own shares of the fund. In addition, portfolio counselors may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

                   U.S. Government Securities Fund -- Page 17

THE FOLLOWING TABLE REFLECTS INFORMATION AS OF AUGUST 31, 2006:

                                        NUMBER             NUMBER
                                       OF OTHER           OF OTHER           NUMBER
                                      REGISTERED           POOLED           OF OTHER
                                      INVESTMENT         INVESTMENT         ACCOUNTS
                                   COMPANIES (RICS)   VEHICLES (PIVS)         THAT
                                         THAT               THAT           PORTFOLIO
                                       PORTFOLIO         PORTFOLIO         COUNSELOR
                    DOLLAR RANGE       COUNSELOR         COUNSELOR        MANAGES AND
                       OF FUND        MANAGES AND       MANAGES AND        ASSETS OF
    PORTFOLIO          SHARES       ASSETS OF RICS     ASSETS OF PIVS    OTHER ACCOUNTS
    COUNSELOR          OWNED/1/     IN BILLIONS/2/     IN BILLIONS/3/    IN BILLIONS/4/
------------------------------------------------------------------------------------------

 John H. Smet        $100,001 --     6      $ 234.5         None           3       $2.42
                      $500,000
------------------------------------------------------------------------------------------
 Thomas H. Hogh        None/5/       3      $  89.0      1      $0.20      7       $1.36
------------------------------------------------------------------------------------------
 Mark R.             $100,001 --     3      $172.4/6/       None              None
 Macdonald           $500,000/6/
------------------------------------------------------------------------------------------

/1/ Ownership disclosure is made using the following ranges: None; $1 - $10,000;
    $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 -
    $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
/2/ Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day to day management of the fund(s). Assets noted are the total net assets of the registered investment companies and are not indicative of the total assets managed by the individual, which is a substantially lower amount. No fund has an advisory fee that is based on the performance of the fund.
/3/ Represents funds advised or sub-advised by Capital Research and Management
    Company and sold outside the United States and/ or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital
    Group International, Inc., an affiliate of Capital Research and Management
    Company. Assets noted are the total net assets of the funds or accounts and are not indicative of the total assets managed by the individual, which is a substantially lower amount. No fund or account has an advisory fee that is based on the performance of the fund or account.
/4/ Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.
/5/ Portfolio counselor resides outside the United States. As such, tax considerations may adversely influence his or her ability to own shares of the fund.

/6/ Holdings shown for Mark R. Macdonald are as of September 30, 2006.

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service
Agreement (the "Agreement") between the fund and the investment adviser will continue in effect until May 31, 2007, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The
Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).

                   U.S. Government Securities Fund -- Page 18

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund's executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund's offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's plans of distribution (described below); legal and auditing expenses;
compensation, fees and expenses paid to independent trustees; association dues;
costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

The management fee is based upon the daily net assets of the fund and monthly gross investment income. Gross investment income is determined in accordance with generally accepted accounting principles and does not include gains or losses from sales of capital assets.

The management fee is based on the following annualized rates and daily net asset levels:

                                Net asset level

          RATE                  IN EXCESS OF                  UP TO
------------------------------------------------------------------------------

         0.30%                 $            0             $   60,000,000
------------------------------------------------------------------------------
         0.21                      60,000,000              1,000,000,000
------------------------------------------------------------------------------
         0.18                   1,000,000,000              3,000,000,000
------------------------------------------------------------------------------
         0.15                   3,000,000,000
------------------------------------------------------------------------------

The Agreement also provides for fees based on monthly gross investment income at the following annualized rates:

                        Monthly gross investment income

            RATE                     IN EXCESS OF                  UP TO
-----------------------------------------------------------------------------------

            3.00%                     $        0                 $3,333,333
-----------------------------------------------------------------------------------
            2.25                       3,333,333                  8,333,333
-----------------------------------------------------------------------------------
            2.00                       8,333,333
-----------------------------------------------------------------------------------

The investment adviser has agreed that in the event the Class A expenses of the fund (with the exclusion of interest, taxes, brokerage costs, distribution expenses pursuant to a plan under rule 12b-1 and extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any related regulations, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will

                   U.S. Government Securities Fund -- Page 19

reimburse the fund in the amount of such excess. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding the above limit, management fees will be reduced similarly for all classes of shares of the fund, or other Class A fees will be waived in lieu of management fees.

For the fiscal years ended August 31, 2006 and 2005, the investment adviser was entitled to receive from the fund management fees of $7,351,000 and $7,212,000, respectively. After giving effect to the management fee waivers/expense reimbursements described below, the fund paid the investment adviser management fees of $6,616,000 (a reduction of $735,000) and $6,699,000 (a reduction of
$513,000) for the fiscal years ended August 31, 2006 and 2005, respectively. For the fiscal year ended August 31, 2004, the fund paid the investment adviser management fees of $7,534,000.

For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. Beginning April 1, 2005, this waiver increased to 10% of the management fees that the investment adviser is otherwise entitled to receive and this waiver is expected to continue at this level until further review. As a result of this waiver, management fees will be reduced similarly for all classes of shares of the fund. As of August 31, 2006, management fees were reduced by $735,000 as a result of this waiver.

ADMINISTRATIVE SERVICES AGREEMENT -- The Administrative Services Agreement (the
"Administrative Agreement") between the fund and the investment adviser relating to the fund's Class C, F, R and 529 shares will continue in effect until May 31,
2007, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of trustees who are not parties to the Administrative
Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.
The fund may terminate the Administrative Agreement at any time by vote of a majority of independent trustees. The investment adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund.
The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund's Class
C and F shares, and all Class R and 529 shares. The investment adviser may contract with third parties, including American Funds Service Company, the fund's
Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting and shareholder and fund communications. In addition, the investment adviser monitors, coordinates and oversees the activities performed by third parties providing such services. For Class R-1, Class R-2 and Class R-3 shares, the investment adviser has agreed to pay a portion of the fees payable under the
Administrative Agreement that would otherwise have been paid by the fund. For the year ended August 31, 2006, the total fees paid by the investment adviser were $452,000.

The investment adviser receives an administrative services fee at the annual rate of up to 0.15% of the average daily net assets for Class C, F, R (excluding
Class R-5 shares) and 529 shares for administrative services provided to these share classes. Administrative services fees are paid monthly and accrued daily.
The investment adviser uses a portion of this fee to compensate third parties for administrative services provided to the fund. Of the remainder, the investment adviser does not retain more than 0.05% of the average daily net assets for each applicable share class. For Class R-5 shares, the administrative services fee is calculated at the annual rate of up to 0.10% of the average daily net assets. The administrative services fee includes compensation for transfer agent and shareholder services provided to the fund's Class C, F, R and
529 shares. In addition to making administrative service fee payments to unaffiliated third parties, the investment adviser also makes payments from the administrative services fee to American Funds Service Company according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company.

                   U.S. Government Securities Fund -- Page 20

During the 2006 fiscal year, administrative services fees, gross of any payments made by the investment adviser, were:

                                               ADMINISTRATIVE SERVICES FEE
--------------------------------------------------------------------------------

                CLASS C                                 $226,000
--------------------------------------------------------------------------------
                CLASS F                                   77,000
--------------------------------------------------------------------------------
              CLASS 529-A                                 58,000
--------------------------------------------------------------------------------
              CLASS 529-B                                 24,000
--------------------------------------------------------------------------------
              CLASS 529-C                                 40,000
--------------------------------------------------------------------------------
              CLASS 529-E                                  5,000
--------------------------------------------------------------------------------
              CLASS 529-F                                  3,000
--------------------------------------------------------------------------------
               CLASS R-1                                  11,000
--------------------------------------------------------------------------------
               CLASS R-2                                 733,000
--------------------------------------------------------------------------------
               CLASS R-3                                 353,000
--------------------------------------------------------------------------------
               CLASS R-4                                  27,000
--------------------------------------------------------------------------------
               CLASS R-5                                  11,000
--------------------------------------------------------------------------------

PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION -- American Funds Distributors,
Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los
Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500
Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard,
Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.

The Principal Underwriter receives revenues from sales of the fund's shares. For
Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B and 529-B shares, the Principal Underwriter sells the rights to the 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B and
529-B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B and 529-B shares.
For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C and 529-C shares. For Class
529-E

                   U.S. Government Securities Fund -- Page 21

shares, the fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers. For Class F and 529-F shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class F and 529-F shares. For Class R-1, R-2, R-3 and R-4 shares, the fund pays the Principal
Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class R-1, R-2, R-3 and R-4 shares.

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                 COMMISSIONS,        ALLOWANCE OR

                                                                    REVENUE          COMPENSATION

                                           FISCAL YEAR/PERIOD  OR FEES RETAINED       TO DEALERS
-----------------------------------------------------------------------------------------------------

                 CLASS A                          2006             $814,000           $3,121,000
                                                  2005              914,000            3,487,000
                                                  2004              979,000            3,761,000
                 CLASS B                          2006               52,000              357,000
                                                  2005               80,000              550,000
                                                  2004               73,000            1,084,000
-----------------------------------------------------------------------------------------------------
                 CLASS C                          2006                8,000              259,000
                                                  2005                   --              254,000
                                                  2004              234,000              306,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-A                        2006               41,000              155,000
                                                  2005               47,000              179,000
                                                  2004               54,000              209,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-B                        2006                6,000               36,000
                                                  2005               11,100               72,000
                                                  2004               11,000              101,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-C                        2006                  113               41,000
                                                  2005                1,000               49,000
                                                  2004                7,000               62,000
-----------------------------------------------------------------------------------------------------

                   U.S. Government Securities Fund -- Page 22

The fund has adopted plans of distribution (the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans
(together with the Principal Underwriting Agreement) have been approved by the full board of trustees and separately by a majority of the independent trustees of the fund who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the
Plans to the fund include quality shareholder services; savings to the fund in transfer agency costs; and benefits to the investment process from growth or stability of assets. The selection and nomination of independent trustees are committed to the discretion of the independent trustees during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the board of trustees.

Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's board of trustees has approved the category of expenses for which payment is being made: (a) for Class A shares, up to 0.30% of the average daily net assets attributable to Class A shares; (b) for Class 529-A shares, up to
0.50% of the average daily net assets attributable to Class 529-A shares; (c)
for Class B and 529-B shares, up to 1.00% of the average daily net assets attributable to Class B and 529-B shares, respectively; (d) for Class C and
529-C shares, up to 1.00% of the average daily net assets attributable to Class
C and 529-C shares, respectively; (e) for Class 529-E shares, up to 0.75% of the average daily net assets attributable to Class 529-E shares; (f) for Class F and
529-F shares, up to 0.50% of the average daily net assets attributable to Class
F and 529-F shares, respectively; (g) for Class R-1 shares, up to 1.00% of the average daily net assets attributable to Class R-1 shares; (h) for Class R-2 shares, up to 1.00% of the average daily net assets attributable to Class R-2 shares; (i) for Class R-3 shares, up to 0.75% of the average daily net assets attributable to Class R-3 shares; and (j) for Class R-4 shares, up to 0.50% of the average daily net assets attributable to Class R-4 shares. The fund has not adopted a Plan for Class R-5 shares; accordingly, no 12b-1 fees are paid from
Class R-5 share assets.

For Class A and 529-A shares: (a) up to 0.25% is reimbursed to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to the amount allowable under the fund's Class
A and 529-A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A and 529-A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with
100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets -- "no load purchases"). Commissions on no load purchases of Class A and 529-A shares in excess of the Class A and 529-A plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, these commissions are not recoverable.

For Class B and 529-B shares: (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.

                   U.S. Government Securities Fund -- Page 23

For Class C and 529-C shares: (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class 529-E shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class F and 529-F shares: currently up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.

For Class R-1 shares: (a) up to 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.75% is paid to the Principal Underwriter for distribution-related expenses, including commissions paid to qualified dealers.

For Class R-2 shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.50% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class R-3 shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class R-4 shares: currently up to 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.

                   U.S. Government Securities Fund -- Page 24

As of the end of the 2006 fiscal year, total 12b-1 expenses, and the portion of the expenses that remained unpaid, were:

                                                                        12B-1 UNPAID LIABILITY
                                                 12B-1 EXPENSES              OUTSTANDING
------------------------------------------------------------------------------------------------

                 CLASS A                           $4,473,000                  $875,000
------------------------------------------------------------------------------------------------
                 CLASS B                            1,798,000                   205,000
------------------------------------------------------------------------------------------------
                 CLASS C                            1,124,000                   222,000
------------------------------------------------------------------------------------------------
                 CLASS F                              158,000                    47,000
------------------------------------------------------------------------------------------------
               CLASS 529-A                             79,000                    17,000
------------------------------------------------------------------------------------------------
               CLASS 529-B                            133,000                    16,000
------------------------------------------------------------------------------------------------
               CLASS 529-C                            229,000                    50,000
------------------------------------------------------------------------------------------------
               CLASS 529-E                             16,000                     4,000
------------------------------------------------------------------------------------------------
               CLASS 529-F                                  0                         0
------------------------------------------------------------------------------------------------
                CLASS R-1                              35,000                    10,000
------------------------------------------------------------------------------------------------
                CLASS R-2                             653,000                   164,000
------------------------------------------------------------------------------------------------
                CLASS R-3                             489,000                    93,000
------------------------------------------------------------------------------------------------
                CLASS R-4                              41,000                    11,000
------------------------------------------------------------------------------------------------

OTHER COMPENSATION TO DEALERS -- As of January 2007, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

     A. G. Edwards & Sons, Inc.
     AIG Advisors Group:
          Advantage Capital Corporation
          AIG Financial Advisors, Inc.
          American General Securities Incorporated
          FSC Securities Corporation
          Royal Alliance Associates, Inc.
     AXA Advisors, LLC
     Cadaret, Grant & Co., Inc.
     Cambridge Investment Research, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Deutsche Bank Securities Inc.
     Edward Jones
     Genworth Financial Securities Corporation
     Hefren-Tillotson, Inc.

                   U.S. Government Securities Fund -- Page 25

 HTK/Janney Montgomery Group:
          Hornor, Townsend & Kent, Inc.
          Janney Montgomery Scott LLC
     ING Advisors Network Inc.:
          Bancnorth Investment Group, Inc.
          Financial Network Investment Corporation
          Guaranty Brokerage Services, Inc.
          ING Financial Partners, Inc.
          Multi-Financial Securities Corporation
          Primevest Financial Services, Inc.
     InterSecurities/Transamerica:
          InterSecurities, Inc.
          Transamerica Financial Advisors, Inc.
     J.J.B. Hilliard/PNC Bank:
          J.J.B. Hilliard, W.L. Lyons, Inc.
          PNC Bank, National Association
          PNC Brokerage Corp.
          PNC Investments LLC
     Lincoln Financial Advisors Corporation:
          Lincoln Financial Advisors Corporation
          Jefferson Pilot Securities Corporation
     LPL Financial Services:
          Linsco/Private Ledger Corp.
          Uvest Investment Services
     Merrill Lynch, Pierce, Fenner & Smith Incorporated
     Metlife Enterprises:
          Metlife Securities Inc.
          Tower Square Securities
          New England Securities
          Walnut Street Securities, Inc.
     MML Investors Services, Inc.
     Morgan Keegan & Company, Inc.
     Morgan Stanley DW Inc.
     National Planning Holdings Inc.:
          Invest Financial Corporation
          Investment Centers of America, Inc.
          National Planning Corporation
          SII Investments, Inc.
     NFP Securities, Inc.
     Northwestern Mutual Investment Services, LLC
     Pacific Select Distributors Inc.:
          Associated Securities Corp.
          Contemporary Financial Solutions, Inc.
          M.L. Stern & Co., LLC
          Mutual Service Corporation
          Sorrento Pacific Financial, LLC
          United Planners' Financial Services of America
          Waterstone Financial Group, Inc.
     Park Avenue Securities LLC
     Princor Financial Services Corporation
     Raymond James Group:
          Raymond James & Associates, Inc.
          Raymond James Financial Services Inc.
     RBC Dain Rauscher Inc.
     Robert W. Baird & Co. Incorporated
     Securian/C.R.I.:
          CRI Securities, LLC
          Securian Financial Services, Inc.
     Smith Barney
     U.S. Bancorp Investments, Inc.
     UBS Financial Services Inc.
     First Clearing LLC
     Wells Fargo Investments, L.L.C.

                   U.S. Government Securities Fund -- Page 26

                      EXECUTION OF PORTFOLIO TRANSACTIONS

As described in the prospectus, the investment adviser places orders with broker-dealers for the fund's portfolio transactions. Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

Brokerage commissions paid on portfolio transactions, including investment dealer concessions on underwritings, if applicable, for the fiscal years ended
August 31, 2006, 2005 and 2004 amounted to $227,000, $11,000 and $0, respectively. With respect to fixed-income securities, brokerage commissions include explicit investment dealer concessions and may exclude other transaction costs which may be reflected in the spread between the bid and asked price. The volume of securities purchased by the fund in underwritten offerings increased from the previous year, resulting in an increase in brokerage concessions paid on portfolio transactions.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The fund's investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund's board of trustees and compliance will be periodically assessed by the board in connection with reporting from the fund's Chief Compliance Officer.

Under these policies and procedures, the fund's complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. In practice, the public portfolio typically is posted on the website approximately 45 days after the end of the calendar quarter. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website. The fund's custodian, outside counsel and auditor, each of which require portfolio holdings information for legitimate business and fund oversight purposes, may receive the information earlier.

Affiliated persons of the fund as described above who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements to maintain the confidentiality of such information, preclear securities trades and report securities transactions activity, as applicable.
Third party service providers of the fund receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons may be bound by agreements (including confidentiality agreements)
that restrict and limit their use of the information to legitimate business uses only. Neither the fund nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

                   U.S. Government Securities Fund -- Page 27

Subject to board policies, the authority to disclose a fund's portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund's investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund's portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser's code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website
(other than to certain fund service providers for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer
Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer
Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day;
Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day;
Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).

All portfolio securities of funds managed by Capital Research and Management
Company (other than money market funds) are valued, and the net asset values per share for each share class are determined, as follows:

                   U.S. Government Securities Fund -- Page 28

1.    Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. The pricing services base bond prices on, among other things, an evaluation of the yield curve as of approximately 3:00 p.m. New York time. The fund's investment adviser performs certain checks on these prices prior to calculation of the fund's net asset value.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

Securities and assets for which market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the fund's board. Subject to board oversight, the fund's board has delegated the obligation to make fair valuation determinations to a valuation committee established by the fund's investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with
SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. The valuation committee considers all indications of value available to it in determining the fair value to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

                   U.S. Government Securities Fund -- Page 29

2.   Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes.

3.   Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearer cent, is the net asset value per share for that share class.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION -- The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A
regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the
Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than that amount.

To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and
(ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer; two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses; or the securities of certain publicly traded partnerships.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the
"distributed amount" for such calendar year. The term "required distribution"
means the sum of (a) 98% of ordinary income (generally net investment income)
for the calendar year, (b) 98% of capital gain (both long-term and short-term)
for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year) and
(c) the sum of any untaxed,

                   U.S. Government Securities Fund -- Page 30

undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (a) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (b) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount. The fund may pass through the income earned on certain U.S. government bonds free of various states' income taxes.
However, a few states require the fund to hold more than 50% of its assets in these types of government bonds at the end of every fiscal quarter in order to qualify for the tax exemption. The fund does not currently intend to actively meet the 50% threshold in order to qualify for the tax exemption in those few states.

The following information may not apply to you if you hold fund shares in a tax-deferred account, such as a retirement plan or education savings account.
Please see your tax adviser for more information.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.

Distributions of investment company taxable income and net realized capital gains to  shareholders will be taxable whether received in shares or in cash, unless such shareholders are exempt from taxation. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date. Dividends and capital gain distributions by the fund to a tax-deferred retirement plan account are not taxable currently.

     DIVIDENDS -- The fund intends to follow the practice of distributing substantially all of its investment company taxable income. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

     A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount
     (imputed income) will comprise a part of the investment company taxable income of the fund that must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.

     The price of a bond purchased after its original issuance may reflect market discount which, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.

     CAPITAL GAIN DISTRIBUTIONS -- The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term

                   U.S. Government Securities Fund -- Page 31

     capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 15% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.

SHAREHOLDER TAXATION -- In January of each year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

     DIVIDENDS -- Fund dividends are taxable to shareholders as ordinary income.
     Under the 2003 Tax Act, all or a portion of a fund's dividend distribution may be a "qualified dividend." If the fund meets the applicable holding period requirement, it will distribute dividends derived from qualified corporation dividends to shareholders as qualified dividends. Interest income from bonds and money market instruments and nonqualified foreign dividends will be distributed to shareholders as nonqualified fund dividends. The fund will report on Form 1099-DIV the amount of each shareholder's dividend that may be treated as a qualified dividend. If a shareholder meets the requisite holding period requirement, qualified dividends are taxable at a maximum rate of 15%.

     CAPITAL GAINS -- Distributions of the excess of net long-term capital gains over net short-term capital losses that the fund properly designates as
     "capital gain dividends" generally will be taxable as long-term capital gain. Regardless of the length of time the shares of the fund have been held by a shareholder, a capital gain distribution by the fund is subject to a maximum tax rate of 15%. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.

Distributions by the fund result in a reduction in the net asset value of the fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales

                   U.S. Government Securities Fund -- Page 32

charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder's tax basis in the new shares purchased.

The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the
Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt
U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and residents and
U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.

Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

                   U.S. Government Securities Fund -- Page 33

UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C
OR F SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR 529-F
SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE APPLICABLE PROGRAM
DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY RELATING TO
THESE ACCOUNTS. SHAREHOLDERS HOLDING SHARES THROUGH AN ELIGIBLE RETIREMENT PLAN
SHOULD CONTACT THEIR PLAN'S ADMINISTRATOR OR RECORDKEEPER FOR INFORMATION
REGARDING PURCHASES, SALES AND EXCHANGES.

                        PURCHASE AND EXCHANGE OF SHARES

PURCHASES BY INDIVIDUALS -- As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund's shares. You may make investments by any of the following means:

     CONTACTING YOUR FINANCIAL ADVISER -- Deliver or mail a check to your financial adviser.

     BY MAIL -- for initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application.
     Please indicate an investment dealer on the account application. You may make additional investments by filling out the "Account Additions" form at the bottom of a recent account statement and mailing the form, along with a check made payable to the fund, using the envelope provided with your account statement.

     The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use any of the following addresses:

           American Funds
           8332 Woodfield Crossing Blvd.
           Indianapolis, IN 46240-2482

           American Funds
           3500 Wiseman Blvd.
           San Antonio, TX 78251-4321

           American Funds
           5300 Robin Hood Rd.
           Norfolk, VA  23513-2407

     BY TELEPHONE -- using the American FundsLine. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY INTERNET -- using americanfunds.com. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

                   U.S. Government Securities Fund -- Page 34

     BY WIRE -- If you are making a wire transfer, instruct your bank to wire funds to:

           Wells Fargo Bank
           ABA Routing No. 121000248
           Account No. 4600-076178

     Your bank should include the following information when
     wiring funds:

           For credit to the account of:
           American Funds Service Company
           (fund's name)

           For further credit to:
           (shareholder's fund account number)
           (shareholder's name)

     You may contact American Funds Service Company at 800/421-0180 if you have questions about making wire transfers.

The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's board.

Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. Class R-5 shares are also available to clients of the
Personal Investment Management group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum. In addition, the American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. The fund and the Principal Underwriter reserve the right to reject any purchase order.

PURCHASE MINIMUMS AND MAXIMUMS -- All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

     .    Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

     .    Employer-sponsored CollegeAmerica accounts.

The following account types may be established without meeting the initial purchase minimum:

     .     Retirement accounts that are funded with employer contributions; and

     .     Accounts that are funded with monies set by court decree.

                   U.S. Government Securities Fund -- Page 35

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

     .    Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or
          (d) required minimum distribution automatic exchanges; and

     .    American Funds money market fund accounts registered in the name of clients of Capital Guardian Trust Company's Personal Investment
          Management group.

Certain accounts held on the fund's books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and statement of additional information.  However, in the case where the entity maintaining these accounts aggregates the accounts' purchase orders for fund shares, such accounts are not required to meet the minimum amount for subsequent purchases.

EXCHANGES -- You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of The Cash Management
Trust of America may be made to Class B or C shares of other American Funds for dollar cost averaging purposes. Exchanges from Class A shares of The Cash
Management Trust of America to Class B or C shares of Intermediate Bond Fund of
America, Limited Term Tax-Exempt Bond Fund of America and Short-Term Bond Fund
of America are not permitted. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American
FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see "American Funds Service Company service areas" in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see
"Shareholder account services and privileges" below. THESE TRANSACTIONS HAVE THE
SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

Shares held in employer-sponsored retirement plans may be exchanged into other
American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of shares" above).

FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund's "purchase blocking policy." Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share

                   U.S. Government Securities Fund -- Page 36

redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions.

The fund, through its transfer agent, American Funds Service Company, maintains surveillance procedures to detect frequent trading in fund shares. Under these procedures, various analytics are used to evaluate factors that may be indicative of frequent trading. For example, transactions in fund shares that exceed certain monetary thresholds may be scrutinized. American Funds Service Company also may review transactions that occur close in time to other transactions in the same account or in multiple accounts under common ownership or influence. Trading activity that is identified through these procedures or as a result of any other information available to the fund will be evaluated to determine whether such activity might constitute frequent trading. These procedures may be modified from time to time as appropriate to improve the detection of frequent trading, to facilitate monitoring for frequent trading in particular retirement plans or other accounts, and to comply with applicable laws.

In addition to the fund's broad ability to restrict potentially harmful trading, the fund's board of directors has adopted a "purchase blocking policy," under which any shareholder redeeming shares (including redemptions that are part of an exchange transaction) having a value of
$5,000 or more from the fund will be precluded from investing in the fund (including investments that are part of an exchange transaction)
for 30 calendar days after the redemption transaction. Under the fund's purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as: systematic redemptions and purchases where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase; purchases and redemptions of shares having a value of less than
$5,000; transactions in Class 529 shares; purchases and redemptions resulting from reallocations by American Funds Target Date Retirement
Series; retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper's system; and purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA recharacterizations, where the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions.

The fund reserves the right to waive the purchase blocking policy in those instances where American Funds Service Company determines that its surveillance procedures are adequate to detect frequent trading in fund shares.

American Funds Service Company will work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts and bank trust companies) to apply their procedures which American Funds Service
Company believes are reasonably designed to enforce the frequent trading policies of the fund. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you.

If American Funds Service Company identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner's transactions or restrict the account owner's trading. If American Funds Service Company is not satisfied that the intermediary has taken appropriate action, American Funds Service Company may terminate the intermediary's ability to transact in fund shares.

There is no guarantee that all instances of frequent trading in fund shares will be prevented.

Notwithstanding the fund's surveillance procedures and purchase blocking policy, all transactions in fund shares remain subject to the fund's and
American Funds Distributors' right to restrict potentially abusive trading generally (including the types of transactions described above that will not be prevented or trigger a block under the purchase blocking policy).

OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified, American Funds
Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

MOVING BETWEEN SHARE CLASSES

     AUTOMATIC CONVERSIONS -- As described more fully in the prospectus, Class
     B, 529-B and C shares automatically convert to Class A, 529-A and F shares, respectively, after a certain period from the purchase date.

     MOVING FROM CLASS B TO CLASS A SHARES -- Under the right of reinvestment policy as described in the prospectus, if you redeem Class B shares during the contingent deferred sales charge period, you may reinvest the proceeds in Class A shares without paying a Class A sales charge if you notify
     American Funds Service Company and the reinvestment occurs within 90 days after the date of redemption and is made into the same account from which you redeemed the shares. If you redeem your Class B shares after the contingent deferred sales charge period, you may either reinvest the proceeds in Class B shares or purchase Class A shares. If you purchase
     Class A shares, you are responsible for paying any applicable Class A sales charges.

     MOVING FROM CLASS C TO CLASS A SHARES -- If you redeem Class C shares and with the redemption proceeds purchase Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

     MOVING FROM CLASS F TO CLASS A SHARES -- You can redeem Class F shares held in a qualified fee-based program and with the redemption proceeds purchase
     Class A shares without paying an initial Class A sales charge if all of the following are met: (a) you are leaving or have left the fee-based program,
     (b) you have held the Class F shares in the program for at least one year, and (c) you notify American Funds Service Company and purchase the Class A shares within 90 days after redeeming the Class F shares.

     MOVING FROM CLASS A TO CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to redeem your Class A shares and with the redemption proceeds purchase Class F shares for the program, any Class A sales charges (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

     MOVING FROM CLASS A TO CLASS R SHARES -- Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may redeem its shares and purchase Class R shares with the redemption proceeds. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan's account.

     NON-REPORTABLE TRANSACTIONS -- As described above, automatic conversions will be non-reportable for tax purposes. In addition, except in the case of a movement between a 529 share class and a non-529 share class or vice versa, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by American Funds Service Company and processed as a single transaction.

                   U.S. Government Securities Fund -- Page 37

                                 SALES CHARGES

CLASS A PURCHASES

     PURCHASES BY CERTAIN 403(B) PLANS

     Individual 403(b) plans may be treated similarly to employer-sponsored plans for Class A sales charge purposes (i.e., individual participant accounts are eligible to be aggregated together) if: (a) the American Funds are principal investment options; (b) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.

     OTHER PURCHASES

     Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund
     Administration Unit, or by his or her designee, Class A shares of the
     American Funds stock, stock/bond and bond funds may be sold at net asset value to:

     (1)  current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

     (2)  currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees
          (collectively, "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the
          Eligible Persons or the spouses, children or parents of the Eligible
          Persons are listed in the account registration with the
          parents-in-law) of dealers who have sales agreements with the
          Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (3)  currently registered investment advisers ("RIAs") and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively,
          "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

                   U.S. Government Securities Fund -- Page 38

     (4)  companies exchanging securities with the fund through a merger, acquisition or exchange offer;

     (5)  insurance company separate accounts;

     (6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

     (7)  The Capital Group Companies, Inc., its affiliated companies and
          Washington Management Corporation;

     (8)  an individual or entity with a substantial business relationship with
          The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

     (9)  wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The
          Capital Group Companies, Inc.; and

     (10) full-time employees of banks that have sales agreements with the
          Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

MOVING BETWEEN ACCOUNTS -- Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

     .    redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

     .    required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

     .    death distributions paid to a beneficiary's account that are used by the beneficiary to purchase fund shares in a different account.

LOAN REPAYMENTS -- Repayments on loans taken from a retirement plan or an individual-type retirement account are not subject to sales charges if American
Funds Service Company is notified of the repayment.

     TRANSFERS TO COLLEGEAMERICA -- A transfer from the Virginia Prepaid
     Education Program/SM/ or the Virginia Education Savings Trust/SM/ to a
     CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer.

DEALER COMMISSIONS AND COMPENSATION -- Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments
(other than IRA rollover assets that roll over at no sales charge under the fund's IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE -- As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares.
Additional information about Class A sales charge reductions is provided below.

                   U.S. Government Securities Fund -- Page 39

     STATEMENT OF INTENTION -- By establishing a statement of intention (the
     "Statement"), you enter into a nonbinding commitment to purchase shares of
     American Funds non-money market funds over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once.

     The market value of your existing holdings eligible to be aggregated (see below) as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

     The Statement may be revised upward at any time during the Statement period, and such a revision will be treated as a new Statement, except that the Statement period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Statement.

     The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period, the purchaser may be required to remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder's account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Principal Underwriter for the balance still outstanding.

     Certain payroll deduction retirement plans purchasing Class A shares under a Statement on or before November 12, 2006, may continue to purchase Class
     A shares at the sales charge determined by that particular Statement until the plans' values reach the amounts specified in their Statements. Upon reaching such amounts, the Statements for these plans will be deemed completed and will terminate at that time. After such termination, these plans are eligible for additional sales charge reductions by meeting the criteria under the fund's rights of accumulation policy.

     If you make an American Funds purchase under a statement of intention prior to April 1, 2007, purchases of American Legacy variable annuity contracts and variable life insurance policies may also be credited toward completion of that statement of intention.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

     AGGREGATION -- Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

                   U.S. Government Securities Fund -- Page 40

     .    individual-type employee benefit plans, such as an IRA, individual
          403(b) plan (see exception in "Purchases by certain 403(b) plans"
          under "Sales charges") or single-participant Keogh-type plan;

     .    business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .    trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor's death the trust account may be aggregated with such beneficiary's own accounts; for trusts with multiple primary beneficiaries, upon the trustor's death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary;
          each primary beneficiary's separate trust account may then be aggregated with such beneficiary's own accounts);

     .    endowments or foundations established and controlled by you or your immediate family; 529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .    for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     .    made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

     .    for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .    for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

     .    for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see "Purchases by certain 403(b) plans" under "Sales charges" above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES -- As described in the prospectus, you may reduce your
     Class A sales charge by combining purchases of all classes of shares in the
     American Funds, as well as individual holdings in Endowments. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds money market funds are excluded.

                   U.S. Government Securities Fund -- Page 41

     RIGHTS OF ACCUMULATION -- Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as your holdings in
     Endowments, to determine your sales charge on investments in accounts eligible to be aggregated. Subject to your investment dealer's or recordkeeper's capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the
     "market value") or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the "cost value"). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name are not eligible for calculation at cost value and instead will be calculated at market value for purposes of rights of accumulation.

     The value of all of your holdings in accounts established in calendar year
     2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

     If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds accounts.

CDSC WAIVERS FOR CLASS A, B AND C SHARES -- As noted in the prospectus, a contingent deferred sales charge ("CDSC") may be waived for redemptions due to death or postpurchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below)
annually (the "12% limit"):

     .    Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

                   U.S. Government Securities Fund -- Page 42

     .    Redemptions through a systematic withdrawal plan (SWP) (see "Automatic withdrawals" under "Shareholder account services and privileges"
          below). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a
          SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

     For purposes of this paragraph, "account" means:

     .    in the case of Class A shares, your investment in Class A shares of all American Funds (investments representing direct purchases of
          American Funds money market funds are excluded);

     .    in the case of Class B shares, your investment in Class B shares of the particular fund from which you are making the redemption; and

     .    in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus.
For example, CDSC waivers will not be allowed on redemptions of Class 529-B and
529-C shares due to termination of CollegeAmerica; a determination by the
Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by the Virginia College Savings Plan as an option for additional investment within
CollegeAmerica.

                                 SELLING SHARES

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service
Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see "Purchase and exchange of shares."

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the National
Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

                   U.S. Government Securities Fund -- Page 43

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 10 business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from money market funds be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available for
Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest ($50 minimum per fund; $25 minimum per fund in the case of employer-sponsored 529 accounts)
and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer
Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds
Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

                   U.S. Government Securities Fund -- Page 44

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1)  the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement);

(2)  if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3)  if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

AUTOMATIC EXCHANGES -- For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American
Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

AUTOMATIC WITHDRAWALS -- For all share classes, except the R and 529 classes of shares, you may automatically withdraw shares from any of the American Funds.
You can make automatic withdrawals of $50 or more as often as you wish if your account is worth at least $10,000, or up to four times a year for an account worth at least $5,000. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.

Withdrawal payments are not to be considered as dividends, yield or income.
Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the
Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.

AMERICAN FUNDSLINE AND AMERICANFUNDS.COM -- You may check your share balance, the price of your shares or your most recent account transaction; redeem shares
(up to $75,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using
americanfunds.com. To use American FundsLine, call 800/325-3590 from a
TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above

                   U.S. Government Securities Fund -- Page 45

and in "Telephone and Internet purchases, redemptions and exchanges" below. You will need your fund number (see the list of the American Funds under "General information -- fund numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services.
However, if you are not currently authorized to do so, you may complete an
American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.

TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) or the Internet (including
americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

CHECKWRITING -- You may establish check writing privileges for Class A shares
(but not Class 529-A shares) of American Funds money market funds. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account.
These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

REDEMPTION OF SHARES -- The fund's Declaration of Trust permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of trustees of the fund may from time to time adopt.

SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by contacting the Transfer Agent.
Certificates are not available for the 529 or R share classes.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as
Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to subcustodial arrangements in non-U.S. banks or non-U.S.
branches of U.S. banks.

                   U.S. Government Securities Fund -- Page 46

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 135 South State College Boulevard, Brea, CA 92821-5823. American
Funds Service Company was paid a fee of $2,754,000 for Class A shares and
$260,000 for Class B shares for the 2006 fiscal year. American Funds Service
Company is also compensated for certain transfer agency services provided to all other share classes from the administrative services fees paid to Capital
Research and Management Company, as described under "Administrative services agreement."

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds
Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- Deloitte & Touche LLP, 695 Town
Center Drive, Costa Mesa, California 92626, serves as the fund's independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and
Exchange Commission. The financial statements included in this statement of additional information from the annual report have been so included in reliance on the report of Deloitte & Touche LLP, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.
The selection of the fund's independent registered public accounting firm is reviewed and determined annually by the board of trustees.

INDEPENDENT LEGAL COUNSEL -- Paul, Hastings, Janofsky & Walker LLP, 515 South
Flower Street, Los Angeles, CA 90071, serves as counsel for the fund and for independent trustees in their capacities as such. Certain legal matters in connection with certain shares of beneficial interest offered by the prospectus have been passed upon for the fund by Paul, Hastings, Janofsky & Walker LLP.
Counsel does not provide legal services to the fund's investment adviser or any of its affiliated companies. A determination with respect to the independence of the fund's "independent legal counsel" will be made at least annually by the independent trustees of the fund, as prescribed by the 1940 Act and related rules.

PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- The fund's fiscal year ends on August 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the fund's investment portfolio or summary investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

                   U.S. Government Securities Fund -- Page 47

SHAREHOLDER AND TRUSTEE RESPONSIBILITY -- Under the laws of certain states, including Massachusetts, where the fund was organized, and California, where the fund's principal office is located, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund. However, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations.
The Declaration of Trust contains an express disclaimer of shareholder liability for acts, omissions, obligations or affairs of the fund and provides that notice of the disclaimer may be given in each agreement, obligation, or instrument which is entered into or executed by the fund or trustees. The Declaration of
Trust provides for indemnification out of fund property of any shareholder held personally liable for the obligations of the fund and also provides for the fund to reimburse such shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

Under the Declaration of Trust, the trustees, officers, employees or agents of the fund are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

CODES OF ETHICS -- The fund and Capital Research and Management Company and its affiliated companies, including the fund's Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

LEGAL PROCEEDINGS -- On February 16, 2005, the NASD filed an administrative complaint against the Principal Underwriter. The complaint alleges violations of certain NASD rules by the Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement. On
August 30, 2006, the NASD Hearing Panel ruled against the Principal Underwriter and imposed a $5 million fine. The Principal Underwriter has appealed this decision to the NASD's National Adjudicatory Council.

On March 24, 2005, the investment adviser and Principal Underwriter filed a complaint against the Attorney General of the State of California in Los Angeles
County Superior Court. The complaint alleged that the Attorney General threatened to take enforcement actions against the investment adviser and
Principal Underwriter that are without merit and preempted by federal law. On the same day, following the filing of the investment adviser's and Principal
Underwriter's complaint, the Attorney General of the State of California filed a complaint against the Principal Underwriter and investment adviser. Filed in Los
Angeles County Superior Court, the Attorney General's complaint alleged violations of certain sections of the California Corporations Code with respect to so-called "revenue sharing" disclosures in mutual fund prospectuses and statements of additional information. On November 22, 2005, the Los Angeles
Superior Court dismissed the Attorney General's complaint. The Attorney General subsequently appealed the Superior Court's decision to California's Court of
Appeal for the Second Appellate District. On January 26, 2007, the Court of
Appeal issued a ruling allowing the California Attorney General to proceed with his civil action.

                   U.S. Government Securities Fund -- Page 48

The investment adviser and Principal Underwriter believe that the likelihood that these matters could have a material adverse effect on the fund or on the ability of the investment adviser or Principal Underwriter to perform their contracts with the fund is remote. The SEC is conducting a related investigation as of the date of this statement of additional information. The investment adviser and Principal Underwriter are cooperating fully. In addition, class action lawsuits have been filed in the U.S. District Court, Central District of
California, relating to these matters. The investment adviser believes that these suits are without merit and will defend itself vigorously. Further updates on these issues will be available on the American Funds website
(americanfunds.com) under "American Funds regulatory matters."

OTHER INFORMATION -- The financial statements including the investment portfolio and the report of the fund's independent registered public accounting firm contained in the annual report are included in this statement of additional information. The following information is not included in the annual report:

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE
PER SHARE FOR CLASS A SHARES -- AUGUST 31, 2006

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $13.32
Maximum offering price per share
  (100/96.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $13.84

                   U.S. Government Securities Fund -- Page 49

FUND NUMBERS -- Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/, or when making share transactions:

                                                                            FUND NUMBERS
                                                                 ------------------------------------
FUND                                                             CLASS A  CLASS B  CLASS C   CLASS F
-----------------------------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .     002      202      302       402
American Balanced Fund/(R)/  . . . . . . . . . . . . . . . . .     011      211      311       411
American Mutual Fund/(R)/  . . . . . . . . . . . . . . . . . .     003      203      303       403
Capital Income Builder/(R)/  . . . . . . . . . . . . . . . . .     012      212      312       412
Capital World Growth and Income Fund/SM/ . . . . . . . . . . .     033      233      333       433
EuroPacific Growth Fund/(R)/ . . . . . . . . . . . . . . . . .     016      216      316       416
Fundamental Investors/SM/  . . . . . . . . . . . . . . . . . .     010      210      310       410
The Growth Fund of America/(R)/  . . . . . . . . . . . . . . .     005      205      305       405
The Income Fund of America/(R)/  . . . . . . . . . . . . . . .     006      206      306       406
The Investment Company of America/(R)/ . . . . . . . . . . . .     004      204      304       404
The New Economy Fund/(R)/  . . . . . . . . . . . . . . . . . .     014      214      314       414
New Perspective Fund/(R)/  . . . . . . . . . . . . . . . . . .     007      207      307       407
New World Fund/SM/ . . . . . . . . . . . . . . . . . . . . . .     036      236      336       436
SMALLCAP World Fund/(R)/ . . . . . . . . . . . . . . . . . . .     035      235      335       435
Washington Mutual Investors Fund/SM/ . . . . . . . . . . . . .     001      201      301       401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/  . . . . . . . .     040      240      340       440
American High-Income Trust/SM/ . . . . . . . . . . . . . . . .     021      221      321       421
The Bond Fund of America/SM/ . . . . . . . . . . . . . . . . .     008      208      308       408
Capital World Bond Fund/(R)/ . . . . . . . . . . . . . . . . .     031      231      331       431
Intermediate Bond Fund of America/SM/  . . . . . . . . . . . .     023      223      323       423
Limited Term Tax-Exempt Bond Fund of America/SM/ . . . . . . .     043      243      343       443
Short-Term Bond Fund of America/SM/  . . . . . . . . . . . . .     048      248      348       448
The Tax-Exempt Bond Fund of America/(R)/ . . . . . . . . . . .     019      219      319       419
The Tax-Exempt Fund of California/(R)/*  . . . . . . . . . . .     020      220      320       420
The Tax-Exempt Fund of Maryland/(R)/*  . . . . . . . . . . . .     024      224      324       424
The Tax-Exempt Fund of Virginia/(R)/*  . . . . . . . . . . . .     025      225      325       425
U.S. Government Securities Fund/SM/  . . . . . . . . . . . . .     022      222      322       422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/  . . . . . . . . . .     009      209      309       409
The Tax-Exempt Money Fund of America/SM/ . . . . . . . . . . .     039      N/A      N/A       N/A
The U.S. Treasury Money Fund of America/SM/  . . . . . . . . .     049      N/A      N/A       N/A
___________
*Qualified for sale only in certain jurisdictions.

                   U.S. Government Securities Fund -- Page 50

                                                 FUND NUMBERS
                                  ---------------------------------------------
                                   CLASS    CLASS    CLASS    CLASS     CLASS
FUND                               529-A    529-B    529-C    529-E     529-F
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund  . . . . . . . . . .    1002     1202     1302     1502      1402
American Balanced Fund  . . . .    1011     1211     1311     1511      1411
American Mutual Fund  . . . . .    1003     1203     1303     1503      1403
Capital Income Builder  . . . .    1012     1212     1312     1512      1412
Capital World Growth and Income
Fund  . . . . . . . . . . . . .    1033     1233     1333     1533      1433
EuroPacific Growth Fund . . . .    1016     1216     1316     1516      1416
Fundamental Investors . . . . .    1010     1210     1310     1510      1410
The Growth Fund of America  . .    1005     1205     1305     1505      1405
The Income Fund of America  . .    1006     1206     1306     1506      1406
The Investment Company of
America . . . . . . . . . . . .    1004     1204     1304     1504      1404
The New Economy Fund  . . . . .    1014     1214     1314     1514      1414
New Perspective Fund  . . . . .    1007     1207     1307     1507      1407
New World Fund  . . . . . . . .    1036     1236     1336     1536      1436
SMALLCAP World Fund . . . . . .    1035     1235     1335     1535      1435
Washington Mutual Investors Fund
  . . . . . . . . . . . . . . .    1001     1201     1301     1501      1401
BOND FUNDS
American High-Income Trust  . .    1021     1221     1321     1521      1421
The Bond Fund of America  . . .    1008     1208     1308     1508      1408
Capital World Bond Fund . . . .    1031     1231     1331     1531      1431
Intermediate Bond Fund of
America . . . . . . . . . . . .    1023     1223     1323     1523      1423
Short-Term Bond Fund of America    1048     1248     1348     1548      1448
U.S. Government Securities Fund    1022     1222     1322     1522      1422
MONEY MARKET FUND
The Cash Management Trust of
America . . . . . . . . . . . .    1009     1209     1309     1509      1409

                   U.S. Government Securities Fund -- Page 51

                                                    FUND NUMBERS
                                       ----------------------------------------
                                       CLASS   CLASS   CLASS   CLASS    CLASS
FUND                                    R-1     R-2     R-3     R-4      R-5
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . . . . .    2102    2202    2302    2402     2502
American Balanced Fund . . . . . . .    2111    2211    2311    2411     2511
American Mutual Fund . . . . . . . .    2103    2203    2303    2403     2503
Capital Income Builder . . . . . . .    2112    2212    2312    2412     2512
Capital World Growth and Income Fund    2133    2233    2333    2433     2533
EuroPacific Growth Fund  . . . . . .    2116    2216    2316    2416     2516
Fundamental Investors  . . . . . . .    2110    2210    2310    2410     2510
The Growth Fund of America . . . . .    2105    2205    2305    2405     2505
The Income Fund of America . . . . .    2106    2206    2306    2406     2506
The Investment Company of America  .    2104    2204    2304    2404     2504
The New Economy Fund . . . . . . . .    2114    2214    2314    2414     2514
New Perspective Fund . . . . . . . .    2107    2207    2307    2407     2507
New World Fund . . . . . . . . . . .    2136    2236    2336    2436     2536
SMALLCAP World Fund  . . . . . . . .    2135    2235    2335    2435     2535
Washington Mutual Investors Fund . .    2101    2201    2301    2401     2501
BOND FUNDS
American High-Income Municipal Bond
Fund . . . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2540
American High-Income Trust . . . . .    2121    2221    2321    2421     2521
The Bond Fund of America . . . . . .    2108    2208    2308    2408     2508
Capital World Bond Fund  . . . . . .    2131    2231    2331    2431     2531
Intermediate Bond Fund of America  .    2123    2223    2323    2423     2523
Limited Term Tax-Exempt Bond Fund of
America. . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2543
Short-Term Bond Fund of America. . .    2148    2248    2348    2448     2548
The Tax-Exempt Bond Fund of America      N/A     N/A     N/A     N/A     2519
The Tax-Exempt Fund of California* .     N/A     N/A     N/A     N/A     2520
The Tax-Exempt Fund of Maryland* . .     N/A     N/A     N/A     N/A     2524
The Tax-Exempt Fund of Virginia* . .     N/A     N/A     N/A     N/A     2525
U.S. Government Securities Fund  . .    2122    2222    2322    2422     2522
MONEY MARKET FUNDS
The Cash Management Trust of America    2109    2209    2309    2409     2509
The Tax-Exempt Money Fund of America     N/A     N/A     N/A     N/A     2539
The U.S. Treasury Money Fund of
America  . . . . . . . . . . . . . .    2149    2249    2349    2449     2549
___________
*Qualified for sale only in certain
jurisdictions.

                   U.S. Government Securities Fund -- Page 52

                                    APPENDIX

The following descriptions of debt security ratings are based on information provided by Moody's Investors Service and Standard & Poor's Corporation.

                          DESCRIPTION OF BOND RATINGS

MOODY'S
LONG-TERM RATING DEFINITIONS

Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                   U.S. Government Securities Fund -- Page 53

STANDARD & POOR'S
LONG-TERM ISSUE CREDIT RATINGS

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor's.
The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated
BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment.

                   U.S. Government Securities Fund -- Page 54

C
The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH

LONG-TERM CREDIT RATINGS

AAA
Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments.
This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. 'BBB' ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BB
Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time;
however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                   U.S. Government Securities Fund -- Page 55

B

Highly speculative.
..    For issuers and performing obligations, 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains.
     Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
..    For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of 'R1' (outstanding).

CCC
..    For issuers and performing obligations, default is a real possibility.
     Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.
..    For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery.
     Differences in credit quality may be denoted by plus/minus distinctions.
     Such obligations typically would possess a Recovery Rating of 'R2'
     (superior), or 'R3' (good) or 'R4' (average).

CC
..    For issuers and performing obligations, default of some kind appears probable.
..    For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of 'R4' (average) or 'R5' (below average).

C
..    For issuers and performing obligations, default is imminent.
..    For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'R6' (poor).

RD
Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D
Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as the following:
     The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the
     'AAA' Long-term rating category, to categories below 'CCC', or to
     Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.

                   U.S. Government Securities Fund -- Page 56

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S
COMMERCIAL PAPER RATINGS (HIGHEST THREE RATINGS)

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

STANDARD & POOR'S
COMMERCIAL PAPER RATINGS (HIGHEST THREE RATINGS)

A-1
A short-term obligation rated A-1 is rated in the highest category by Standard &
Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated A-3 exhibits adequate protection parameters.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                   U.S. Government Securities Fund -- Page 57
[logo - American Funds®]

U.S. Government Securities FundSM
Investment portfolio

August 31, 2006

Bonds & notes — 96.00%	Principal amount (000)	Market value (000)

MORTGAGE-BACKED OBLIGATIONS[1] — 46.74%
Government National Mortgage Assn. 7.50% 2009	$39	$39
Government National Mortgage Assn. 7.50% 2009	24	24
Government National Mortgage Assn. 9.00% 2009	150	153
Government National Mortgage Assn. 9.50% 2009	33	34
Government National Mortgage Assn. 7.50% 2011	86	88
Government National Mortgage Assn. 7.50% 2011	10	10
Government National Mortgage Assn. 5.50% 2013	116	116
Government National Mortgage Assn. 6.00% 2013	705	717
Government National Mortgage Assn. 6.00% 2014	418	424
Government National Mortgage Assn. 6.00% 2014	261	264
Government National Mortgage Assn. 6.00% 2014	124	126
Government National Mortgage Assn. 6.50% 2014	241	246
Government National Mortgage Assn. 6.50% 2014	220	224
Government National Mortgage Assn. 6.50% 2014	218	222
Government National Mortgage Assn. 6.50% 2014	167	171
Government National Mortgage Assn. 6.50% 2014	158	161
Government National Mortgage Assn. 6.50% 2014	144	147
Government National Mortgage Assn. 6.50% 2014	143	146
Government National Mortgage Assn. 6.50% 2014	123	125
Government National Mortgage Assn. 6.50% 2014	119	121
Government National Mortgage Assn. 6.50% 2014	94	96
Government National Mortgage Assn. 6.50% 2014	16	16
Government National Mortgage Assn. 6.50% 2014	15	15
Government National Mortgage Assn. 5.50% 2016	974	973
Government National Mortgage Assn. 5.50% 2016	546	545
Government National Mortgage Assn. 5.50% 2016	489	488
Government National Mortgage Assn. 5.50% 2016	483	483
Government National Mortgage Assn. 5.50% 2016	413	413
Government National Mortgage Assn. 5.50% 2016	381	381
Government National Mortgage Assn. 5.50% 2016	376	375
Government National Mortgage Assn. 5.50% 2016	361	361
Government National Mortgage Assn. 5.50% 2016	312	311
Government National Mortgage Assn. 5.50% 2016	222	222
Government National Mortgage Assn. 5.50% 2016	204	204
Government National Mortgage Assn. 5.50% 2016	196	196
Government National Mortgage Assn. 5.50% 2016	180	180
Government National Mortgage Assn. 5.50% 2016	128	128
Government National Mortgage Assn. 5.50% 2016	100	100
Government National Mortgage Assn. 6.00% 2016	1,286	1,303
Government National Mortgage Assn. 6.50% 2016	498	507
Government National Mortgage Assn. 6.50% 2016	471	480
Government National Mortgage Assn. 9.00% 2016	77	84
Government National Mortgage Assn. 5.50% 2017	4,918	4,910
Government National Mortgage Assn. 5.50% 2017	3,892	3,886
Government National Mortgage Assn. 10.00% 2019	1,401	1,576
Government National Mortgage Assn. 8.50% 2020	12	12
Government National Mortgage Assn. 8.50% 2021	67	73
Government National Mortgage Assn. 8.50% 2021	26	28
Government National Mortgage Assn. 10.00% 2021	441	500
Government National Mortgage Assn. 8.50% 2022	23	25
Government National Mortgage Assn. 8.50% 2022	22	24
Government National Mortgage Assn. 8.50% 2022	6	7
Government National Mortgage Assn. 5.00% 2034[2]	3,145	3,133
Government National Mortgage Assn. 5.00% 2034[2]	2,331	2,321
Government National Mortgage Assn. 4.00% 2035[2]	11,907	11,679
Government National Mortgage Assn. 4.00% 2035[2]	9,038	8,820
Government National Mortgage Assn. 4.00% 2035[2]	4,040	3,943
Government National Mortgage Assn. 4.00% 2035[2]	3,811	3,728
Government National Mortgage Assn. 4.50% 2035[2]	11,643	11,507
Government National Mortgage Assn. 4.50% 2035[2]	11,227	11,079
Government National Mortgage Assn. 5.00% 2035[2]	33,434	33,291
Government National Mortgage Assn. 5.00% 2035[2]	2,511	2,500
Government National Mortgage Assn. 5.50% 2035	23,531	23,274
Government National Mortgage Assn. 5.50% 2035	9,098	8,998
Government National Mortgage Assn. 6.00% 2035	22,402	22,570
Government National Mortgage Assn. 6.00% 2035	18,197	18,335
Government National Mortgage Assn. 6.00% 2035	13,644	13,747
Government National Mortgage Assn. 6.00% 2035	8,787	8,853
Government National Mortgage Assn. 6.00% 2035	2,083	2,099
Government National Mortgage Assn. 6.00% 2035	1,587	1,599
Government National Mortgage Assn. 6.00% 2035	1,410	1,421
Government National Mortgage Assn. 6.50% 2035	34,166	34,880
Government National Mortgage Assn. 6.50% 2035	20,692	21,124
Government National Mortgage Assn. 6.50% 2035	13,926	14,217
Government National Mortgage Assn. 6.50% 2035	12,474	12,742
Government National Mortgage Assn. 5.00% 2036	10,909	10,529
Government National Mortgage Assn. 5.00% 2036	8,528	8,241
Government National Mortgage Assn. 5.50% 2036	34,923	34,525
Government National Mortgage Assn. 5.50% 2036	29,506	29,169
Government National Mortgage Assn. 5.50% 2036	24,902	24,618
Government National Mortgage Assn. 5.50% 2036	11,917	11,781
Government National Mortgage Assn. 6.00% 2036	76,000	76,573
Government National Mortgage Assn. 6.00% 2036	25,000	25,180
Government National Mortgage Assn. 6.00% 2036	16,883	17,010
Government National Mortgage Assn. 6.00% 2036	8,488	8,552
Government National Mortgage Assn. 6.50% 2036	32,486	33,165
Government National Mortgage Assn. 6.50% 2036	26,997	27,561
Government National Mortgage Assn. 6.50% 2036	16,529	16,875
Government National Mortgage Assn. 6.50% 2036	3,369	3,440
Government National Mortgage Assn. 6.50% 2036	686	700
Government National Mortgage Assn., Series 2004-84, Class A, 3.624% 2017	7,753	7,500
Government National Mortgage Assn., Series 2004-19, 5.00% 2031	13,911	13,537
Government National Mortgage Assn., Series 2003-116, Class JD, 5.00% 2032	10,000	9,568
Government National Mortgage Assn., Series 2003-46, 5.00% 2033	10,000	9,536
Fannie Mae 8.50% 2007	6	6
Fannie Mae 8.50% 2008	4	4
Fannie Mae 7.00% 2009	41	41
Fannie Mae 7.00% 2009	35	35
Fannie Mae 9.00% 2009	19	19
Fannie Mae 7.00% 2010	349	353
Fannie Mae 8.50% 2010	23	24
Fannie Mae 7.00% 2011	27	27
Fannie Mae 9.50% 2011	23	24
Fannie Mae 8.50% 2013	10	10
Fannie Mae 8.50% 2014	12	12
Fannie Mae 7.00% 2017	234	239
Fannie Mae 10.50% 2018	1,921	2,189
Fannie Mae 12.00% 2019	747	851
Fannie Mae 6.00% 2021	685	693
Fannie Mae 6.00% 2021	528	535
Fannie Mae 6.00% 2021	472	478
Fannie Mae 9.50% 2022	64	70
Fannie Mae 11.092% 2025[2]	4,933	5,634
Fannie Mae 9.50% 2026	342	384
Fannie Mae 8.50% 2027	29	31
Fannie Mae 7.00% 2028	220	226
Fannie Mae 7.00% 2028	175	180
Fannie Mae 7.50% 2029	444	460
Fannie Mae 7.00% 2030	147	152
Fannie Mae 7.50% 2030	69	72
Fannie Mae 7.50% 2030	44	45
Fannie Mae 7.00% 2031	82	85
Fannie Mae 7.50% 2031	326	337
Fannie Mae 7.50% 2031	122	126
Fannie Mae 7.50% 2031	113	117
Fannie Mae 7.50% 2031	87	90
Fannie Mae 8.00% 2031	4,277	4,520
Fannie Mae 7.00% 2032	1,539	1,582
Fannie Mae 3.795% 2033[2]	3,866	3,797
Fannie Mae 4.181% 2033[2]	10,509	10,377
Fannie Mae 4.425% 2033[2]	4,759	4,704
Fannie Mae 4.48% 2035[2]	4,729	4,640
Fannie Mae 4.50% 2035[2]	2,901	2,846
Fannie Mae 4.578% 2035[2]	4,803	4,717
Fannie Mae 5.00% 2035	10,533	10,100
Fannie Mae 5.00% 2035	6,761	6,483
Fannie Mae 5.50% 2035	11,771	11,595
Fannie Mae 5.442% 2036[2]	8,286	8,261
Fannie Mae 5.50% 2036	16,805	16,502
Fannie Mae 5.50% 2036	394	387
Fannie Mae 5.588% 2036[2]	11,113	11,121
Fannie Mae 6.00% 2036	13,969	13,992
Fannie Mae 6.00% 2036	1,998	2,001
Fannie Mae 6.00% 2036	838	839
Fannie Mae 6.50% 2036	6,310	6,404
Fannie Mae, Series 1997-M5, Class C, ACES, 6.74% 2007	5,000	5,041
Fannie Mae, Series 1998-M6, Class A-2, ACES, 6.32% 2008	1,161	1,179
Fannie Mae, Series 2003-T1, Class B, 4.491% 2012	27,750	26,791
Fannie Mae, Series 2002-T11, Class A, 4.769% 2012	5,590	5,543
Fannie Mae, Series 35, Class 2, 12.00% 2018	26	29
Fannie Mae, Series 90-93, Class G, 5.50% 2020	91	90
Fannie Mae, Series 1992-119, Class Z, 8.00% 2022	310	328
Fannie Mae, Series 2001-4, Class NA, 11.906% 2025[2]	4,571	5,088
Fannie Mae, Series 1997-M6, Class ZA, 6.85% 2026	18,492	18,785
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2028	1,063	1,102
Fannie Mae, Series 2002-W7, Class A-5, 7.50% 2029	3,668	3,811
Fannie Mae, Series 2001-20, Class E, 9.611% 2031[2]	137	149
Fannie Mae, Series 2001-20, Class C, 12.015% 2031[2]	643	718
Fannie Mae, Series 2003-M2, Class D, 4.68% 2033[2]	11,000	9,729
Fannie Mae, Series 2005-29, Class AK, 4.50% 2035	12,817	12,356
Fannie Mae, Series 2005-68, Class PG, 5.50% 2035	18,750	18,575
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036	8,040	6,086
Fannie Mae, Series 2006-83, Class AO, principal only, 0% 2036	5,812	4,230
Fannie Mae, Series 1999-T2, Class A-1, 7.50% 2039	1,358	1,416
Fannie Mae, Series 2002-W1, Class 2A, 7.50% 2042	1,054	1,091
Freddie Mac 8.25% 2007	5	5
Freddie Mac 7.00% 2008	25	25
Freddie Mac 8.75% 2008	13	14
Freddie Mac 8.50% 2009	30	30
Freddie Mac 8.00% 2012	26	27
Freddie Mac 6.00% 2014	273	276
Freddie Mac 4.00% 2015	2,683	2,535
Freddie Mac 6.00% 2017	894	904
Freddie Mac 8.00% 2017	299	313
Freddie Mac 8.50% 2018	8	8
Freddie Mac 8.50% 2020	228	244
Freddie Mac 8.50% 2021	72	78
Freddie Mac 10.00% 2025	1,822	2,052
Freddie Mac 4.067% 2033[2]	8,860	8,711
Freddie Mac 4.605% 2035[2]	7,687	7,535
Freddie Mac 4.646% 2035[2]	12,154	11,916
Freddie Mac 5.00% 2035	13,538	12,989
Freddie Mac 5.00% 2035	8,574	8,226
Freddie Mac 5.00% 2035	6,845	6,566
Freddie Mac 5.50% 2035	3,360	3,302
Freddie Mac 5.50% 2035	3,345	3,287
Freddie Mac 6.00% 2036	68,117	68,240
Freddie Mac, Series 2356, Class GD, 6.00% 2016	7,940	8,088
Freddie Mac, Series 2289, Class NA, 11.964% 2020[2]	2,838	3,157
Freddie Mac, Series 178, Class Z, 9.25% 2021	84	88
Freddie Mac, Series 2289, Class NB, 11.528% 2022[2]	548	613
Freddie Mac, Series 1567, Class A, 4.665% 2023[2]	76	70
Freddie Mac, Series 1617, Class PM, 6.50% 2023	2,250	2,330
Freddie Mac, Series T-041, Class 3-A, 7.50% 2032	893	925
Freddie Mac, Series 3061, Class PN, 5.50% 2035	5,317	5,306
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036	10,866	7,908
Freddie Mac, Series 3171, Class MO, principal only, 0% 2036	5,721	4,195
Freddie Mac, Series 3146, Class PO, principal only, 0% 2036	5,136	3,630
Paine Webber CMO, Series O, Class 5, 9.50% 2019[3]	269	291
		1,100,818

U.S. TREASURY BONDS & NOTES — 38.38%
U.S. Treasury 3.125% 2007	13,800	13,617
U.S. Treasury 3.75% 2007	46,000	45,641
U.S. Treasury 3.625% 2008[4]	12,753	12,918
U.S. Treasury 5.625% 2008	12,000	12,155
U.S. Treasury 3.625% 2009	75,125	72,977
U.S. Treasury 0.875% 2010[4]	10,495	9,969
U.S. Treasury 4.00% 2010	90,000	87,960
U.S. Treasury 5.75% 2010	21,435	22,252
U.S. Treasury 2.375% 2011[4]	52,693	52,901
U.S. Treasury 4.50% 2011	5,075	5,035
U.S. Treasury 4.875% 2011[5]	27,850	28,042
U.S. Treasury 5.00% 2011	23,500	23,862
U.S. Treasury 3.00% 2012[4]	4,119	4,286
U.S. Treasury 4.375% 2012	17,355	17,065
U.S. Treasury 3.625% 2013	42,000	39,408
U.S. Treasury 3.875% 2013[5]	43,500	41,495
U.S. Treasury 4.25% 2013	61,250	59,556
U.S. Treasury 12.00% 2013	10,000	11,348
U.S. Treasury 2.00% 2014[4,5]	11,227	11,026
U.S. Treasury 4.00% 2014	1,485	1,417
U.S. Treasury 4.25% 2014	13,000	12,588
U.S. Treasury 7.50% 2016	22,850	27,791
U.S. Treasury 8.125% 2019	8,000	10,460
U.S. Treasury 8.875% 2019[5]	20,100	27,531
U.S. Treasury 8.50% 2020	30,000	40,519
U.S. Treasury 7.875% 2021	18,000	23,425
U.S. Treasury 8.00% 2021	3,425	4,536
U.S. Treasury 2.375% 2025[4]	8,153	8,325
U.S. Treasury 6.50% 2026	9,825	11,748
U.S. Treasury 6.25% 2030	1,185	1,403
U.S. Treasury 5.375% 2031	14,896	15,848
U.S. Treasury 3.375% 2032[4]	7,841	9,794
U.S. Treasury 4.50% 2036	118,250	111,303
U.S. Treasury Principal Strip 0% 2011	5,285	4,206
U.S. Treasury Principal Strip 0% 2014	14,000	9,874
U.S. Treasury Principal Strip 0% 2019	21,790	11,831
		904,112

FEDERAL AGENCY BONDS & NOTES — 10.88%
Freddie Mac 5.75% 2009	9,000	9,162
Freddie Mac 5.50% 2011	60,725	61,989
Small Business Administration, Series SBIC-PS 2006-10A, Participating Securities, 5.408% 2016	13,402	13,369
Small Business Administration, Series 2001-20K, 5.34% 2021[1]	3,307	3,332
Small Business Administration, Series 2001-20J, 5.76% 2021[1]	1,682	1,712
Small Business Administration, Series 2001-20F, 6.44% 2021[1]	5,344	5,541
Small Business Administration, Series 2002-20J, 4.75% 2022[1]	6,330	6,178
Small Business Administration, Series 2002-20K, 5.08% 2022[1]	6,560	6,507
Small Business Administration, Series 2003-20B, 4.84% 2023[1]	9,665	9,459
Small Business Administration, Series 2003-20J, 4.92% 2023[1]	8,452	8,298
Fannie Mae 4.75% 2007	38,200	37,997
Fannie Mae 5.25% 2007	11,250	11,249
United States Agency for International Development, Republic of Egypt 4.45% 2015	26,750	25,682
United States Agency for International Development, State of Israel, Class 1-A, 5.50% 2023	5,000	5,155
Federal Home Loan Bank 3.70% 2007	14,535	14,317
Federal Home Loan Bank 5.75% 2008	7,725	7,796
Federal Agricultural Mortgage Corp. 4.875% 2011[6]	10,750	10,641
Federal Agricultural Mortgage Corp. 5.125% 2011	3,500	3,500
Federal Agricultural Mortgage Corp. 5.50% 2011[6]	250	253
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp., Series 2000-044-A, 3.74% 2015[1]	6,460	6,156
United States Government-Guaranteed Ship Financing Obligations, Rowan Companies, Inc. (Title XI) 5.88% 2012[1]	5,456	5,553
United States Government-Guaranteed, Perforadora Centrale SA de CV (Title XI) 4.92% 2018[1]	2,501	2,469
		256,315

Total bonds & notes (cost: $2,280,101,000)		2,261,245

	Principal amount	Market value
Short-term securities — 8.49%	(000)	(000)

U.S. Treasury Bills 4.845%-5.18% due 9/7-9/15/2006	$131,450	$131,252
U.S. Treasury Bills 4.988% due 11/24/2006[5]	15,373	15,197
Federal Home Loan Bank 4.98% due 9/1/2006	53,500	53,493

Total short-term securities (cost: $199,943,000)		199,942

Total investment securities (cost: $2,480,044,000)		2,461,187
Other assets less liabilities		(105,685)

Net assets		$2,355,502

1Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
2Coupon rate may change periodically.
3Comprised of federal agency originated or guaranteed loans.
4Index-linked bond whose principal amount moves with a government retail price index.
5This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
6Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
The total value of all such restricted securities was $10,894,000, which represented 0.46% of the net assets of the fund.

MFGEFP-922-1006-S6845

Financial statements

Statement of assets and liabilities
at August 31, 2006	(dollars and shares in thousands, except per-share amounts	)

Assets:
Investment securities at market (cost: $2,480,044)		$2,461,187
Receivables for:
Sales of investments	$6,961
Sales of fund's shares	4,482
Interest	15,374	26,817
		2,488,004
Liabilities:
Payables for:
Purchases of investments	124,650
Repurchases of fund's shares	4,246
Dividends on fund's shares	512
Bank overdraft	305
Investment advisory services	565
Services provided by affiliates	2,045
Deferred trustees' compensation	158
Other fees and expenses	21	132,502
Net assets at August 31,2006		$2,355,502

Net assets consist of:
Capital paid in on shares of beneficial interest		$2,417,552
Distributions in excess of net investment income		(99)
Accumulated net realized loss		(43,094)
Net unrealized depreciation		(18,857)
Net assets at August 31, 2006		$2,355,502

Shares of beneficial interest issued and outstanding - unlimited shares authorized (176,810 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share *

Class A	$1,685,359	126,507	$13.32
Class B	168,946	12,682	13.32
Class C	109,188	8,196	13.32
Class F	75,717	5,683	13.32
Class 529-A	38,649	2,901	13.32
Class 529-B	13,094	983	13.32
Class 529-C	23,537	1,767	13.32
Class 529-E	3,427	257	13.32
Class 529-F	2,247	169	13.32
Class R-1	3,986	299	13.32
Class R-2	93,463	7,016	13.32
Class R-3	106,981	8,030	13.32
Class R-4	20,593	1,546	13.32
Class R-5	10,315	774	13.32
(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $13.84 each.

See Notes to Financial Statements

Statement of operations
for the year ended August 31, 2006	(dollars in thousands	)

Investment income:
Income:
Interest		$109,611
Fees and expenses(*):
Investment advisory services	$7,351
Distribution services	9,228
Transfer agent services	3,014
Administrative services	1,648
Reports to shareholders	191
Registration statement and prospectus	133
Postage, stationery and supplies	374
Trustees' compensation	66
Auditing and legal	81
Custodian	12
State and local taxes	26
Other	29
Total fees and expenses before reimbursements/waivers	22,153
Less reimbursements/waivers of fees and expenses:
Investment advisory services	735
Administrative services	452
Total fees and expenses after reimbursements/waivers		20,966
Net investment income		88,645

Net realized loss and unrealized depreciation on investments:
Net realized loss on investments		(26,761)
Net unrealized depreciation on investments		(42,460)
Net realized loss and unrealized depreciation on investments		(69,221)
Net increase in net assets resulting from operations		$19,424

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets	(dollars in thousands	)

	Year ended August 31
	2006	2005
Operations:
Net investment income	$88,645	$74,082
Net realized (loss) gain on investments	(26,761)	22,908
Net unrealized depreciation on investments	(42,460)	(23,099)
Net increase in net assets resulting from operations	19,424	73,891

Dividends paid or accrued to shareholders from net investment income	(90,920)	(77,980)

Capital share transactions	(24,146)	(49,511)

Total decrease in net assets	(95,642)	(53,600)

Net assets:
Beginning of year	2,451,144	2,504,744
End of year (including distributions in excess of
net investment income: $(99) and $(101), respectively)	$2,355,502	$2,451,144

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization - The American Funds Income Series (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, U.S. Government Securities Fund (the "fund"). The fund seeks a high level of current income, consistent with prudent investment risk and preservation of capital, by investing primarily in obligations guaranteed or sponsored by the United States government. The fund may also invest in nongovernment issues rated Aaa/AAA or equivalent.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica® savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation - Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available or are considered unreliable are fair valued as determined in good faith under procedures adopted by authority of the fund's board of trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations - Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets.  Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders - Dividends paid to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

Mortgage dollar rolls - The fund may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the accompanying financial statements.

2. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as capital losses related to sales of certain securities within 30 days of purchase; paydowns on fixed-income securities; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended August 31, 2006, the fund reclassified $2,280,000 from accumulated net realized loss to undistributed net investment income, $4,377,000 from capital paid in on shares of beneficial interest to accumulated net realized loss and $3,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of August 31, 2006, the components of distributable earnings, unrealized appreciation (depreciation) and cost of investments on a tax basis were as follows:

	(dollars in thousands)
Undistributed ordinary income			$572
Capital loss carryforwards*:
Expiring 2008	$	(5,664)
Expiring 2009		(8,375)
Expiring 2014		(472)	(14,511)
Post-October capital loss deferrals (realized during the period November 1, 2005, through August 31, 2006)†			(28,054)
Gross unrealized appreciation on investment securities			8,589
Gross unrealized depreciation on investment securities			(27,975)
Net unrealized depreciation on investment securities			(19,386)
Cost of investment securities			2,480,573

*Reflects the expiration of capital loss carryforwards of $4,377,000. The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

†These deferrals are considered incurred in the subsequent year.

Ordinary income distributions paid or accrued to shareholders from net investment income were as follows (dollars in thousands):

	Year ended August 31
Share class	2006	2005
Class A	$68,319	$60,566
Class B	5,894	5,444
Class C	3,628	3,078
Class F	2,577	1,494
Class 529-A	1,509	1,158
Class 529-B	419	332
Class 529-C	729	551
Class 529-E	118	85
Class 529-F	80	44
Class R-1	116	67
Class R-2	2,863	2,014
Class R-3	3,579	2,519
Class R-4	671	356
Class R-5	418	272
Total	$90,920	$77,980

3. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service CompanySM ("AFS"), the fund’s transfer agent, and American Funds Distributors, Inc.SM ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.15% on such assets in excess of $3 billion. The agreement also provides for monthly fees, accrued daily, based on a declining series of rates beginning with 3.00% on the first $3,333,333 of the fund's monthly gross income and decreasing to 2.00% on such income in excess of $8,333,333. CRMC is currently waiving 10% of investment advisory services fees. During the year ended August 31, 2006, total investment advisory services fees waived by CRMC were $735,000. As a result, the fee shown on the accompanying financial statements of $7,351,000, which was equivalent to an annualized rate of 0.311%, was reduced to $6,616,000, or 0.280% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted on the following page. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of August 31, 2006, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services - The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended August 31, 2006, the total administrative services fees paid by CRMC were $4,000, $371,000 and $77,000 for Class R-1, R-2 and R-3, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended August 31, 2006, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$4,473	$2,754	Not applicable	Not applicable	Not applicable
Class B	1,798	260	Not applicable	Not applicable	Not applicable
Class C	1,124	Included in administrative services	$168	$58	Not applicable
Class F	158		54	23	Not applicable
Class 529-A	79		44	14	$38
Class 529-B	133		15	9	14
Class 529-C	229		27	13	23
Class 529-E	16		4	1	3
Class 529-F	-		2	1	2
Class R-1	35		5	6	Not applicable
Class R-2	653		129	604	Not applicable
Class R-3	489		145	208	Not applicable
Class R-4	41		24	3	Not applicable
Class R-5	Not applicable		10	1	Not applicable
Total	$9,228	$3,014	$627	$941	$80

Deferred trustees’ compensation - Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $66,000, shown on the accompanying financial statements, includes $50,000 in current fees (either paid in cash or deferred) and a net increase of $16,000 in the value of the deferred amounts.

Affiliated officers and trustees - Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

4. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends		Repurchases(*)		Net (decrease) increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended August 31, 2006
Class A	$389,815	29,260	$61,956	4,652	$(515,216)	(38,681)	$(63,445)	(4,769)
Class B	18,492	1,389	5,398	405	(45,487)	(3,415)	(21,597)	(1,621)
Class C	33,065	2,480	3,279	246	(43,575)	(3,270)	(7,231)	(544)
Class F	48,817	3,677	1,918	144	(27,197)	(2,049)	23,538	1,772
Class 529-A	8,621	647	1,530	115	(8,194)	(616)	1,957	146
Class 529-B	1,410	106	426	32	(2,064)	(155)	(228)	(17)
Class 529-C	5,511	414	740	56	(4,905)	(369)	1,346	101
Class 529-E	815	61	120	9	(453)	(34)	482	36
Class 529-F	773	58	82	6	(202)	(15)	653	49
Class R-1	2,075	156	117	9	(1,232)	(93)	960	72
Class R-2	35,720	2,681	2,893	218	(27,845)	(2,090)	10,768	809
Class R-3	44,435	3,329	3,626	272	(29,540)	(2,217)	18,521	1,384
Class R-4	12,422	932	677	51	(5,561)	(417)	7,538	566
Class R-5	5,557	415	373	28	(3,338)	(252)	2,592	191
Total net increase
(decrease)	$607,528	45,605	$83,135	6,243	$(714,809)	(53,673)	$(24,146)	(1,825)

Year ended August 31, 2005
Class A	$354,359	25,921	$53,349	3,899	$(502,917)	(36,782)	$(95,209)	(6,962)
Class B	22,360	1,635	4,865	355	(51,280)	(3,752)	(24,055)	(1,762)
Class C	34,774	2,544	2,713	198	(39,655)	(2,902)	(2,168)	(160)
Class F	36,668	2,679	1,201	88	(16,698)	(1,222)	21,171	1,545
Class 529-A	8,679	635	1,144	83	(5,415)	(396)	4,408	322
Class 529-B	1,883	137	329	24	(1,847)	(135)	365	26
Class 529-C	5,454	399	545	40	(4,462)	(327)	1,537	112
Class 529-E	940	69	83	6	(467)	(34)	556	41
Class 529-F	557	41	43	3	(27)	(2)	573	42
Class R-1	1,566	114	66	5	(695)	(51)	937	68
Class R-2	36,449	2,666	1,979	145	(20,817)	(1,523)	17,611	1,288
Class R-3	34,716	2,538	2,481	182	(18,418)	(1,348)	18,779	1,372
Class R-4	7,448	545	348	26	(2,524)	(185)	5,272	386
Class R-5	4,126	301	224	17	(3,638)	(265)	712	53
Total net increase
(decrease)	$549,979	40,224	$69,370	5,071	$(668,860)	(48,924)	$(49,511)	(3,629)

(*) Includes exchanges between share classes of the fund.

5. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $3,314,243,000 and $3,384,970,000, respectively, during the year ended August 31, 2006.

Financial highlights(1)

		Income from investment operations(2)

	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized )		Total from investment operations	Dividends (from net investment income )	Net asset value, end of period	Total return(3)	Net assets, end of period (in millions	)		Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers	(4)	Ratio of net income to average net assets
Class A:
Year ended 8/31/2006	$13.72	$.52	$(.39)		$.13	$(.53)	$13.32	1.04%	$1,685			.77%		.74%		3.89%
Year ended 8/31/2005	13.74	.44	-	(5)	.44	(.46)	13.72	3.23	1,801			.76		.74		3.17
Year ended 8/31/2004	13.59	.43	.17		.60	(.45)	13.74	4.49	1,900			.71		.71		3.14
Year ended 8/31/2003	13.73	.42	(.10)		.32	(.46)	13.59	2.29	2,374			.76		.76		3.01
Year ended 8/31/2002	13.34	.57	.41		.98	(.59)	13.73	7.55	2,256			.80		.80		4.27
Class B:
Year ended 8/31/2006	13.72	.43	(.39)		.04	(.44)	13.32	.32	169			1.49		1.46		3.17
Year ended 8/31/2005	13.74	.34	-	(5)	.34	(.36)	13.72	2.51	196			1.48		1.46		2.45
Year ended 8/31/2004	13.59	.33	.17		.50	(.35)	13.74	3.72	221			1.47		1.47		2.38
Year ended 8/31/2003	13.73	.32	(.10)		.22	(.36)	13.59	1.58	291			1.46		1.46		2.23
Year ended 8/31/2002	13.34	.48	.41		.89	(.50)	13.73	6.80	184			1.50		1.50		3.47
Class C:
Year ended 8/31/2006	13.72	.42	(.39)		.03	(.43)	13.32	.27	109			1.55		1.52		3.11
Year ended 8/31/2005	13.74	.33	-	(5)	.33	(.35)	13.72	2.45	120			1.53		1.51		2.40
Year ended 8/31/2004	13.59	.32	.17		.49	(.34)	13.74	3.65	122			1.53		1.53		2.32
Year ended 8/31/2003	13.73	.31	(.10)		.21	(.35)	13.59	1.51	170			1.54		1.54		2.19
Year ended 8/31/2002	13.34	.47	.41		.88	(.49)	13.73	6.72	122			1.57		1.57		3.37
Class F:
Year ended 8/31/2006	13.72	.53	(.39)		.14	(.54)	13.32	1.10	76			.71		.68		3.98
Year ended 8/31/2005	13.74	.44	-	(5)	.44	(.46)	13.72	3.24	54			.75		.73		3.18
Year ended 8/31/2004	13.59	.43	.17		.60	(.45)	13.74	4.45	33			.75		.75		3.04
Year ended 8/31/2003	13.73	.42	(.10)		.32	(.46)	13.59	2.29	23			.75		.75		3.00
Year ended 8/31/2002	13.34	.56	.41		.97	(.58)	13.73	7.51	22			.83		.83		4.16
Class 529-A:
Year ended 8/31/2006	13.72	.52	(.39)		.13	(.53)	13.32	1.00	39			.81		.78		3.86
Year ended 8/31/2005	13.74	.43	-	(5)	.43	(.45)	13.72	3.18	38			.81		.79		3.13
Year ended 8/31/2004	13.59	.42	.17		.59	(.44)	13.74	4.40	34			.80		.80		3.02
Year ended 8/31/2003	13.73	.42	(.10)		.32	(.46)	13.59	2.31	31			.68		.68		2.91
Period from 2/20/2002 to 8/31/2002	13.36	.27	.39		.66	(.29)	13.73	5.00	9			.92	(6)	.92	(6)	3.82	(6)
Class 529-B:
Year ended 8/31/2006	13.72	.41	(.39)		.02	(.42)	13.32	.19	13			1.63		1.60		3.03
Year ended 8/31/2005	13.74	.32	-	(5)	.32	(.34)	13.72	2.34	14			1.65		1.63		2.29
Year ended 8/31/2004	13.59	.31	.17		.48	(.33)	13.74	3.54	13			1.64		1.64		2.20
Year ended 8/31/2003	13.73	.29	(.10)		.19	(.33)	13.59	1.38	14			1.63		1.63		1.92
Period from 2/20/2002 to 8/31/2002	13.36	.19	.39		.58	(.21)	13.73	4.40	3			1.66	(6)	1.66	(6)	3.16	(6)
Class 529-C:
Year ended 8/31/2006	13.72	.41	(.39)		.02	(.42)	13.32	.20	24			1.62		1.59		3.06
Year ended 8/31/2005	13.74	.32	-	(5)	.32	(.34)	13.72	2.35	23			1.64		1.61		2.30
Year ended 8/31/2004	13.59	.31	.17		.48	(.33)	13.74	3.55	21			1.63		1.63		2.20
Year ended 8/31/2003	13.73	.29	(.10)		.19	(.33)	13.59	1.39	20			1.62		1.62		1.99
Period from 2/19/2002 to 8/31/2002	13.36	.22	.36		.58	(.21)	13.73	4.41	7			1.64	(6)	1.64	(6)	3.13	(6)
Class 529-E:
Year ended 8/31/2006	13.72	.48	(.39)		.09	(.49)	13.32	.73	3			1.09		1.06		3.60
Year ended 8/31/2005	13.74	.39	-	(5)	.39	(.41)	13.72	2.88	3			1.11		1.09		2.83
Year ended 8/31/2004	13.59	.38	.17		.55	(.40)	13.74	4.08	2			1.11		1.11		2.71
Year ended 8/31/2003	13.73	.37	(.10)		.27	(.41)	13.59	1.92	2			1.10		1.10		2.48
Period from 3/7/2002 to 8/31/2002	13.22	.24	.51		.75	(.24)	13.73	5.76	1			.55		.55		1.78
Class 529-F:
Year ended 8/31/2006	13.72	.54	(.39)		.15	(.55)	13.32	1.20	2			.60		.57		4.09
Year ended 8/31/2005	13.74	.43	-	(5)	.43	(.45)	13.72	3.20	2			.78		.75		3.18
Year ended 8/31/2004	13.59	.41	.17		.58	(.43)	13.74	4.33	1			.86		.86		2.94
Period from 10/11/2002 to 8/31/2003	13.83	.30	(.15)		.15	(.39)	13.59	1.04	1			.84	(6)	.84	(6)	2.49	(6)

Class R-1:
Year ended 8/31/2006	$13.72	$.42	$(.39)		$.03	$(.43)	$13.32	.30%	$4			1.63%		1.49%		3.17%
Year ended 8/31/2005	13.74	.33	-	(5)	.33	(.35)	13.72	2.46	3			1.66		1.50		2.43
Year ended 8/31/2004	13.59	.32	.17		.49	(.34)	13.74	3.66	2			1.74		1.52		2.26
Year ended 8/31/2003	13.73	.31	(.10)		.21	(.35)	13.59	1.49	1			2.02		1.52		1.86
Period from 6/13/2002 to 8/31/2002	13.40	.09	.33		.42	(.09)	13.73	3.12	-		(7)	.39		.31		.64
Class R-2:
Year ended 8/31/2006	13.72	.43	(.39)		.04	(.44)	13.32	.32	94			1.93		1.47		3.18
Year ended 8/31/2005	13.74	.34	-	(5)	.34	(.36)	13.72	2.50	85			1.94		1.47		2.46
Year ended 8/31/2004	13.59	.33	.17		.50	(.35)	13.74	3.70	68			2.02		1.48		2.32
Year ended 8/31/2003	13.73	.31	(.10)		.21	(.35)	13.59	1.53	43			2.05		1.47		1.81
Period from 5/31/2002 to 8/31/2002	13.37	.10	.38		.48	(.12)	13.73	3.57	1			.53		.38		.72
Class R-3:
Year ended 8/31/2006	13.72	.48	(.39)		.09	(.49)	13.32	.69	107			1.20		1.09		3.56
Year ended 8/31/2005	13.74	.39	-	(5)	.39	(.41)	13.72	2.88	91			1.20		1.08		2.84
Year ended 8/31/2004	13.59	.38	.17		.55	(.40)	13.74	4.09	73			1.23		1.10		2.71
Year ended 8/31/2003	13.73	.37	(.10)		.27	(.41)	13.59	1.93	50			1.16		1.08		1.80
Period from 6/6/2002 to 8/31/2002	13.36	.11	.38		.49	(.12)	13.73	3.68	-		(7)	.35		.27		.83
Class R-4:
Year ended 8/31/2006	13.72	.53	(.39)		.14	(.54)	13.32	1.06	21			.75		.72		3.96
Year ended 8/31/2005	13.74	.44	-	(5)	.44	(.46)	13.72	3.25	13			.74		.72		3.21
Year ended 8/31/2004	13.59	.43	.17		.60	(.45)	13.74	4.45	8			.74		.74		3.05
Year ended 8/31/2003	13.73	.42	(.10)		.32	(.46)	13.59	2.30	5			.75		.73		2.58
Period from 5/28/2002 to 8/31/2002	13.34	.14	.40		.54	(.15)	13.73	4.04	-		(7)	.27		.20		1.00
Class R-5:
Year ended 8/31/2006	13.72	.56	(.39)		.17	(.57)	13.32	1.36	10			.45		.42		4.24
Year ended 8/31/2005	13.74	.48	-	(5)	.48	(.50)	13.72	3.56	8			.43		.41		3.50
Year ended 8/31/2004	13.59	.47	.17		.64	(.49)	13.74	4.78	7			.42		.42		3.39
Year ended 8/31/2003	13.73	.46	(.10)		.36	(.50)	13.59	2.63	9			.43		.43		3.31
Period from 5/15/2002 to 8/31/2002	13.27	.17	.48		.65	(.19)	13.73	4.89	5			.13		.13		1.24

	Year ended August 31
	2006	2005	2004	2003	2002

Portfolio turnover rate for all classes of shares	146%	104%	72%	82%	95%

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services for all share classes.  In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.

(5) Amount less than $.01.
(6) Annualized.
(7) Amount less than $1 million.

See Notes to Financial Statements

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of The American Funds Income Series - U.S. Government Securities Fund:

We have audited the accompanying statement of assets and liabilities of The American Funds Income Series - U.S. Government Securities Fund (the “Fund”), including the investment portfolio, as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The American Funds Income Series - U.S. Government Securities Fund as of August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche, LLP
Costa Mesa, California
October 10, 2006
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Tax information          unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amount for the fund’s fiscal year ended August 31, 2006:

U.S. government income that may be exempt from state taxation $47,219,000

Individual shareholders should refer to their Form 1099-DIV or other tax information, which will be mailed in January 2007, to determine the calendar year amounts to be included on their 2006 tax returns. Shareholders should consult their tax advisers.